AGREEMENT AND ARTICLES OF MERGER

                          MONONGAHELA POWER COMPANY

                                     AND

                       THE WEST MARYLAND POWER COMPANY

                                    INTO

                        THE MARIETTA ELECTRIC COMPANY


     AGREEMENT AND ARTICLES OF MERGER, dated September 22, 1965, among
MONONGAHELA POWER COMPANY, a West Virginia corporation
("Monongahela"),
THE MARIETTA ELECTRIC COMPANY, an Ohio corporation, all of whose issued and outstanding capital stock is owned by Monongahela ("Marietta"), and
THE WEST MARYLAND POWER COMPANY, a Maryland corporation, all of whose issued and outstanding capital stock is also owned by Monongahela ("West
Maryland"),

                            W I T N E S S E T H :

     The parties hereby agree that Monongahela and West Maryland shall be merged into Marietta in the manner authorized and prescribed by the provisions of Title 17, Chapter 1701 of the Revised Code of Ohio, as amended, Chapter 31 of the West Virginia Code of 1961, as amended, and
Article 23 of the 1951 Code of Maryland, as amended, and hereby set forth as follows:

                                    FIRST

              PURSUANT TO TITLE 17, CHAPTER 1701 OF THE GENERAL
                     CORPORATION LAW OF OHIO, AS AMENDED

     1.1 Marietta, Monongahela and West Maryland have agreed to merge into Marietta, hereinafter designated the "Surviving Corporation" and sometimes referred to in this part as the "Corporation", and that from and after the effective date hereof Part FIRST of this Agreement and Articles shall be the Charter of the Surviving Corporation.

     1.2   The name of the Surviving Corporation is Monongahela
Power
           Company.

     1.3 The place in Ohio where the principal office of the Surviving
           Corporation is to be located is in the City of Marietta, County of Washington.

     1.4 The purpose or purposes of the Surviving Corporation are:

           (a) To engage in any mercantile, manufacturing, trading or public utility business of any kind or character whatsoever, within or without the State of Ohio; and particularly, but without limiting the generality of the foregoing, (i) to manufacture, generate or produce and to purchase or otherwise acquire, accumulate, store, use, deal in, sell, exchange, transmit, distribute, furnish or otherwise dispose of, electricity, gas (both natural and artificial), oil, water, steam and/or ice (both natural and artificial) for any and all purposes, public and private, to or for which the same are now or hereafter may be applied or used, and also any and all appliances, fixtures, supplies, devices and equipment used or useful in any manner in connection therewith, and any and all substances and materials entering into, or by-products emanating from, the manufacture or production thereof, and any and all products now known
     or hereafter developed or discovered of a similar nature or used, useful or convenient for use for a similar purpose or purposes; and
     generally to transact any business in which any of the foregoing may be applied to any useful purpose; and (ii) to manufacture, construct, install, produce, purchase, lease or otherwise acquire, own, use, operate, improve, maintain, develop, exchange, lease and otherwise dispose of and, generally, deal in and with any and all real estate, buildings, machinery, equipment and instrumentalities of every kind and character, and accessories thereto and supplies therefor, used or useful or convenient for use in connection with any of the foregoing businesses; and generally, to do all things incident to such businesses.

           (b) To undertake, conduct, assist, promote, participate in and otherwise become interested in every kind of public utility, commercial, industrial, manufacturing, mercantile or mining enter-
     prise, business, undertaking, venture or operation within the United
     States or any state, territory, district or dependency thereof or in any foreign country.

           (c) To purchase, lease, import, manufacture, produce or otherwise acquire, to hold, own, possess, use, operate, equip, improve, develop, deal in, sell, exchange, distribute, export
or
     otherwise dispose of, and to mortgage, pledge or otherwise encumber, goods, wares and merchandise and real and personal property of every kind, character and description, wheresoever situated or located, and any and all rights, estates, interests, franchises, permits, licenses and privileges therein; and to purchase, acquire, hold, use, pledge, hypothecate, exchange, assign, lease, grant licenses or sub-licenses in respect of, sell, deal in and dispose of, letters patent of the
     United States or any foreign country, patent rights, licenses, privileges, inventions, improvements, processes, designs, formulae,
     copyrights, trademarks, trade names and rights analogous thereto relating to or useful in connection with any business of the Corporation.

           (d) To operate, manage, supervise, direct and control all or any part of the business and properties of any person, firm, association or corporation, domestic or foreign, through stock ownership, by contract or otherwise, and to receive fixed or contingent compensation for such service or to receive compensation
     therefor by commissions, management or service fees, shares in gross or net receipts or profits, or in any other manner or upon any other terms whatsoever, or so to act without direct compensation;
and to
     promote, participate or assist in any way in the business of any such person, firm, association or corporation.

           (e) To acquire by purchase, subscription or otherwise and to invest in, hold for investment or otherwise, underwrite and trade and deal in, and to use, endorse, sell, mortgage, pledge, or otherwise dispose of the stocks, bonds, debentures, notes and other securities or evidences of indebtedness issued or created by any other corporation or corporations, domestic or foreign, or by any person,
     syndicate, firm, entity, association, trustee, government or subdivision or agency thereof, and any certificate of interest therein; to pay for the same, in whole or in part, by the issuance of
     the stocks, bonds, debentures, notes or other securities or obligations of the Corporation or by any other means of payment
     whatsoever, and while the owner or holder thereof to exercise any and all the rights, powers and privileges of ownership or interest, including the right to vote thereon for any and all purposes and to consent and otherwise act with respect thereto; to aid by loan, subsidy, guaranty or in any other manner whatsoever, those issuing, creating or responsible for any such stocks, bonds, debentures, notes or other securities or evidences of indebtedness or certificates of interest therein which may at any time be owned, held or guaranteed by the Corporation or which may be owned, held or guaranteed by a corporation in which the Corporation may have an interest directly or indirectly, as shareholder or otherwise; to do any and all other acts or things for the preservation, protection, improvement or enhancement in value of any such stocks, bonds, debentures, notes or
     other securities or evidences of indebtedness or certificates of interest therein; and to do all and any acts or things designed to accomplish any such purpose.

           (f) To acquire all or any part of the goodwill, rights, properties, franchises, privileges and business of any person, firm,
     entity, association or corporation which may be useful or convenient in the business of the Corporation, to pay for the same, in whole or in part, in cash, stock, bonds or other securities of the Corporation or otherwise, to assume in connection therewith any liabilities of any such person, firm, entity, association or corporation, to hold, improve, utilize and in any manner dispose of the whole or any part of the goodwill, rights, properties, franchises, privileges and business so acquired and to conduct in any lawful manner the whole or any part of the business thus acquired.

           (g) To sell, assign, transfer, convey, exchange, mortgage, pledge and otherwise encumber or dispose of all or substantially all of the property and business of the Corporation at any time, including goodwill and assets, privileges, franchises and rights of
     whatever nature, either for cash or upon credit, in whole or in part, or in consideration, in whole or in part, of the transfer to the
     Corporation of the stocks, bonds or other securities or obligations of any other person, firm, association or corporation, in the manner now or hereafter provided by the laws of the State of Ohio.

           (h) To cause or allow the legal title and/or any estate, right, title or interest in any property, whether real, personal or mixed, owned, acquired, controlled or operated by the Corporation to remain or to be vested in the name of or operated by any person, firm, entity, association or corporation, domestic or foreign, formed or to be formed, either upon trust for or as agents or nominees of the
     Corporation or upon any other proper terms or conditions which the
     Board of Directors of the Corporation may consider for the benefit of the Corporation.

           (i) To enter into, make and perform contracts of every sort and description with any person, firm, entity, association, corporation or governmental authority or agency.

           (j) To cause to be formed, merged or reorganized or liquidated, and to promote, take charge of and aid in any way permitted by law, the formation, merger, reorganization, or liquidation of any corporation, combination, organization, entity or association of the
     United States, or any state, territory, district or dependency thereof or of any foreign country.

           (k) To purchase or otherwise acquire, hold, sell, transfer, reissue or cancel the shares of its own capital stock and any securities or other obligations of the Corporation, in the manner and
     to the extent now or hereafter permitted by the laws of the State of
     Ohio, provided that the Corporation shall not use its funds or property for the purchase of its own shares of capital stock when
     such use would cause any impairment of the capital of the Corporation, and provided further that shares of its own capital
     stock belonging to the Corporation shall not be voted upon directly or indirectly.

           (l) To borrow or raise moneys for any of the purposes of the
     Corporation and, from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness and obligations, and secure the payment thereof and of
     the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of, the whole or any part of the property of the
     Corporation, real or personal, including franchises and contract rights, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such obligation of the Corporation for its corporate purposes; to confer upon the holders of
     any bonds, debentures or obligations of the Corporation, secured or unsecured, the right to convert the principal thereof into or to purchase stock or other securities of the Corporation upon such terms and conditions as may be deemed advisable.

           (m) To make any guaranty respecting dividends, stocks, bonds, debentures, indebtedness, interest, contracts or other obligations so far as the same may be permitted to be done by corporations organized under the laws of the State of Ohio.

           (n) In general, to carry on any business, not contrary to the laws of the State of Ohio, and to have and exercise all of the powers conferred by the laws of said State upon corporations formed thereunder, and to do any or all of the things hereinbefore set forth
     to the same extent as natural persons could do, and in any part of the world, as principal, agent, or otherwise, and either alone or in company with others.

           (o) To conduct business in the State of Ohio, other states, the
     District of Columbia, the territories, dependencies and colonies of the United States, and in foreign countries, and to have one or more offices outside of the State of Ohio, and to hold, purchase, lease, mortgage, pledge and convey real and personal property within and without said State.

           (p) To do all and everything necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers herein set forth, and to do every other act or acts, thing or things, incidental or appurtenant to or growing out of or connected with the business or powers of the Corporation or any part or parts thereof, provided the same be not inconsistent with the laws under which the Corporation is organized.

     The foregoing clauses of this Section 1.4 shall be construed as stating powers as well as objects and the matters expressed in each clause shall, except as otherwise expressly provided, be in no wise limited by reference to or inference from the terms of any other clause of this or any other section hereof, but shall be regarded as independent powers as well as objects; and the enumeration of specific objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature, not expressed.

     The Corporation shall be authorized to exercise and enjoy all other powers, rights, and privileges conferred upon corporations of this character by the laws, as in force from time to time, of the State of
Ohio, so far as not in conflict herewith, and the enumeration of certain powers as herein specified is not intended as exclusive of, or as a waiver of, any of the powers, rights or privileges granted or conferred by said laws now or hereafter in force; provided, however, that the Corporation shall not in any state, district, territory, possession, or country, carry on any business which a corporation organized under the laws of said
State, district, territory, possession or country could not carry on.

     1.5 The authorized number and the par value per share of shares with par value and the authorized number of shares without par value of the
Corporation, the express terms of the shares, the designation of each class, the authorized number and par value per share of the shares of each class, and the express terms of the shares of each class are as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 800 000, of which 190 000 shares of the par value of $100 each shall be Cumulative Preferred Stock, issuable in series as hereinafter provided, and 610 000 shares of the par value of $50 each shall be Common Stock. The authorized number of shares without par value of the Surviving Corporation is none.

     The following is a statement of the designations and the powers, preferences and rights of each class of stock of the Corporation, and the qualifications, limitations or restrictions thereof, together with an express grant of authority to the Board of Directors to fix by resolution or resolutions certain thereof with respect to shares of the several series of the Cumulative Preferred Stock:

     (1) The Cumulative Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in this Section 1.5 or in a resolution or resolutions providing for the issue of such stock adopted from time to time by the
Board of Directors; and, in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is also expressly vested with authority to fix the following provisions of the shares of such series:

           (a) The designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

           (b) The annual rate of dividends payable on shares of such series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be cumulative;

           (c) The redemption price or prices for shares of such series;

           (d) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the affairs of the
     Corporation, which amount may differ in the case of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

           (e) The rights, if any, of the holders of shares of such series to convert such shares into shares of stock of the Corporation of any class or of any series of any class and the terms and conditions of such conversion; and

           (f) Any other powers, preferences and rights, and qualifications, limitations or restrictions thereof, of shares of
     such series;

so far as not inconsistent with the provisions of this Section 1.5 applicable to all series of Cumulative Preferred Stock, and to the full extent now or hereafter permitted by the laws of the State of Ohio. All shares of Cumulative Preferred Stock shall be of equal rank and shall be identical, except in respect of the particulars that are fixed as hereinabove in this subsection provided; and all shares of each series shall be identical in all respect except as to the dates from which dividends thereon shall be cumulative.

     90 000 shares of the Cumulative Preferred Stock shall be a series of said Cumulative Preferred Stock designated as the 4.40% Cumulative Preferred Stock; 40 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.80% Cumulative Preferred Stock, Series B; and 60 000 shares of the Cumulative
Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.50% Cumulative Preferred Stock, Series C.

     (2) The following is a statement of the powers, preferences and rights of the 4.40% Cumulative Preferred Stock to the extent not set forth elsewhere herein:

           (a) The annual rate of dividends payable on shares of such series shall be four and forty hundredths per cent. (4.40%) per annum of the par value thereof, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series, shall be November 1, 1965;

           (b) The redemption price for shares of such series shall be
     106-1/2% of the par value thereof;

           (c) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the affairs of the
     Corporation, whether voluntary or involuntary, shall be the par value thereof;

           (d) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class; and

           (e) The shares of such series shall not have any powers,
     preferences and rights other than as set forth in the Charter of the
     Corporation.

     (3) The following is a statement of the powers, preferences and rights of the 4.80% Cumulative Preferred Stock, Series B, to the extent not set forth elsewhere herein:

           (a) The annual rate of dividends payable on shares of such series shall be four and eighty hundredths per cent. (4.80%) per annum of the par value thereof, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series shall be
     November 1, 1965;

           (b) The redemption price for shares of such series shall be
     105.25% of the par value thereof;

           (c) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the affairs of the
     Corporation, whether voluntary or involuntary, shall be the par value thereof;

           (d) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class; and

           (e) The shares of such series shall not have any powers,
     preferences and rights other than as set forth in the Charter of the
     Corporation.

     (4) The following is a statement of the powers, preferences and rights of the 4.50% Cumulative Preferred Stock, Series C, to the extent not set forth elsewhere herein:

           (a) The annual rate of dividends payable on shares of such series shall be four and fifty hundredths per cent. (4.50%) per annum of the par value thereof, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series shall be November 1, 1965;

           (b) The redemption price for shares of such series shall be
     103.50% of the par value thereof;

           (c) The amount payable on shares of such series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $102.50 per share, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the par value thereof;

           (d) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class; and

           (e) The shares of such series shall not have any powers,
     preferences and rights other than as set forth in the Charter of the
     Corporation.

     (5) The holders of the Cumulative Preferred Stock of each series, in preference to the holders of any class of stock ranking junior to the
Cumulative Preferred Stock, shall be entitled to receive, as and when declared by the Board of Directors out of any funds legally available therefor, cash dividends, at the rate for such series fixed in accordance with the provisions of subdivisions (1), (2), (3) and (4) of this
Section 1.5, and no more, payable quarterly on the first days of February,
May, August and November, respectively, in each year, with respect to the quarterly period ending on the day preceding each such respective payment date. Such dividends shall be paid to shareholders of record on the respective dates, not exceeding twenty days prior to such payment dates, fixed by the Board of Directors for such purpose. Such dividends shall be cumulative, in the case of shares of each particular series:

           (a) if issued prior to the record date for the first dividend on shares of such series, then from the date fixed for the purpose as provided in subdivisions (1), (2), (3) and (4) of this Section
1.5,

           (b) if issued during the period commencing immediately after the record date for a dividend on shares of such series and terminating at the close of the payment date for such dividend, then
     from such dividend payment date; and

           (c) otherwise from the quarterly dividend payment date next preceding the date of issue of such shares.

No dividend shall be paid upon, or declared or set apart for, any share of
Cumulative Preferred Stock for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Cumulative Preferred Stock of all series then issued and outstanding and entitled to receive such dividend.

     (6) In no event, so long as any shares of Cumulative Preferred Stock shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any class of stock of the Corporation ranking junior to the Cumulative Preferred Stock, nor shall any shares of any such junior stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on the Cumulative Preferred Stock of all series for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart. The foregoing provisions of this subdivision (6) shall not, however, apply to a dividend payable in any class of stock ranking junior to the Cumulative Preferred Stock, or to the acquisition of shares of any such junior stock in exchange for, or through application of the proceeds of the sale of, shares of any such junior stock.

     Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of subdivisions (1), (2), (3) and
(4) of
this Section 1.5, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding shares of any class of stock ranking junior to the Cumulative Preferred Stock, and no holders of shares of Cumulative Preferred Stock of any series shall be entitled to share therein.

     (7) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any class of stock ranking junior to the
Cumulative Preferred Stock, the holders of the Cumulative Preferred Stock shall be entitled to be paid in full the respective amounts fixed in accordance with the provisions of subdivisions (1), (2), (3) and
(4) of
this Section 1.5, together with an amount, in the case of each share, computed at the annual dividend rate for the series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date fixed for such distribution or payment, less the aggregate amount of all dividends theretofore paid thereon. If such payment shall have been made in full to the holders of the Cumulative Preferred Stock, the remaining assets and funds of the
Corporation shall be distributed among the holders of the classes of stock ranking junior to the Cumulative Preferred Stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Cumulative Preferred
Stock, the holders of all series of Cumulative Preferred Stock shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation nor the sale or transfer of all or a part of its assets shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this subdivision (7).

     (8) The Cumulative Preferred Stock of any series may be redeemed, as a whole or in part, at the option of the Corporation, by vote of the Board of Directors, at any time or from time to time, at the applicable redemption price for such series fixed in accordance with the provisions of subdivisions (1), (2), (3) and (4) of this Section 1.5, together with an amount (hereinafter referred to as accrued dividends to the redemption date), in the case of each share, computed at the annual dividend rate for the series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate amount of all dividends theretofore paid thereon. If less than all the outstanding shares of Cumulative Preferred
Stock of any series are to be redeemed, the shares to be redeemed shall be determined by lot in such manner as the Board of Directors may prescribe.

     Notice of every redemption of Cumulative Preferred Stock shall be mailed, addressed to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the stock books of the
Corporation (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption), and notice shall also be published at least once in one daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, The City of New York, the first publication and such mailing to be at least thirty days and not more than sixty days prior to the date fixed for redemption.

     If notice of redemption shall have been duly published and if, on or before the redemption date specified in the notice, all funds necessary for the redemption shall have been deposited in trust with a bank or trust company of the character described in the following paragraph and designated in the notice of redemption, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Cumulative
Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accumulate, and all rights with respect to the shares of Cumulative Preferred Stock so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including accrued dividends to the redemption date, but without interest.

     The Corporation may also, at any time prior to the redemption date specified in the notice of redemption, deposit in trust, for the account of the holders of the Cumulative Preferred Stock to be redeemed, with a bank or trust company in good standing, organized under the laws of the
United States of America or of the State of New York, doing business in the Borough of Manhattan, The City of New York, having capital, surplus and undivided profits aggregating at least Two Million Dollars
($2 000 000), designated in the notice of redemption, all funds necessary for the redemption, and deliver irrevocable written instructions authorizing such bank or trust company, on behalf and at the expense of the Corporation, to cause notice of redemption to be duly mailed and publication of notice to be made as herein provided promptly upon receipt of such irrevocable instructions. Thereupon, notwithstanding that any certificate for shares of Cumulative Preferred Stock so called for redemption shall not have been surrendered for cancellation, all shares of
Cumulative Preferred Stock with respect to which the deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Cumulative Preferred Stock shall forthwith, upon such deposit in trust accompanied by irrevocable instructions as provided above, cease and terminate except only the right of the holders thereof to receive from such bank or trust company, at any time after the time of the deposit, the redemption price, including accrued dividends to the redemption date, but without interest, of the shares so to be redeemed, and the right to exercise, on or before the date fixed for redemption, privileges of conversion or exchange, if any, not theretofore expiring.

     Any moneys deposited by the Corporation pursuant to this subdivision
(8) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith. Any other moneys deposited by the Corporation pursuant to this subdivision (8) and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof.

     (9) Except as may be mandatorily required by law regardless of limitations contained in the Charter, at all meetings of the shareholders, every registered holder of Common Stock shall be entitled to vote and shall have one vote for each share standing in his name on the books of the Corporation on any record date fixed for such purpose or, if no such date be fixed, on the date of such meeting, and the holders of Cumulative
Preferred Stock shall have no right to vote except as provided hereinafter in this Section 1.5 or in accordance with subdivision (1) of this
Section 1.5. Each present and future shareholder of the Corporation by becoming such thereby waives, to the full extent permitted by law, any right to vote for the election of Directors other than as provided in this subdivision (9).

     If, at any time, dividends on any of the outstanding shares of Cumulative Preferred Stock shall be in default in an amount equivalent to four or more full quarterly dividends, the Cumulative Preferred Stock, voting separately as a class, shall be entitled to elect the smallest number of Directors necessary to constitute a majority of the full Board, which right may be exercised until all arrears in payment of quarterly dividends on the Cumulative Preferred Stock shall have been paid, or deposited in trust for payment on or before the next succeeding dividend payment date. When all such arrears have been so paid or deposited in trust (and such arrears shall be so paid or deposited in trust as soon as lawful and reasonably practicable out of any assets of the Corporation available therefor), the Cumulative Preferred Stock shall be divested of such voting power, but subject always to the same provisions for the vesting of such voting power in the Cumulative Preferred Stock in the case of any future such default or defaults. So long as the Cumulative Preferred Stock shall have the right so to elect a majority of the Directors, the holders of the Common Stock, voting separately as a class, shall be entitled to vote for and elect the remaining Directors, and their right to vote for Directors shall be limited accordingly.

     The foregoing right of the Cumulative Preferred Stock to elect a majority of the Directors of the Corporation may be exercised at any annual meeting of shareholders or, within the limitations hereinafter provided, at a special meeting of shareholders held for such purpose. If the date upon which such right of the holders of the Cumulative Preferred
Stock shall become vested shall be more than ninety days preceding the date of the next ensuing annual meeting of shareholders as fixed by the
Code of Regulations of the Corporation, the President of the Corporation shall, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by any holder of Cumulative
Preferred Stock, call a special meeting of the holders of the Cumulative
Preferred Stock and Common Stock to be held within forty days after the delivery of such request for the purpose of electing a new Board of Directors, of which a majority shall be elected by a vote of the Cumulative Preferred Stock and the remainder shall be elected by a vote of the Common Stock, to serve until the next annual meeting or until their successors shall be elected and shall qualify. Notice of such meeting shall be mailed to each shareholder not less than ten days prior to the date of such meeting. The term of office of all Directors of the Corporation shall terminate at the time of any such meeting held for the purpose of electing a new Board of Directors, notwithstanding that the term for which such Directors had been elected shall not then have expired. In the event that at any meeting at which holders of the Cumula-tive Preferred Stock shall be entitled to elect a majority of the Board of
Directors, a quorum of the holders of such stock shall not be present in person or by proxy, the holders of the Common Stock, if a quorum thereof be present, may temporarily elect the Directors whom the holders of the
Cumulative Preferred Stock are entitled but fail to elect, such Directors to be designated as having been so elected and their term of office to expire at such time thereafter as their successors shall be elected by the holders of the Cumulative Preferred Stock as herein provided.

     Whenever the Cumulative Preferred Stock shall be entitled to elect a majority of the Board of Directors, any holder of such stock shall have the right, during regular business hours, in person or by a duly authorized representative, to examine and to make transcripts of the stock records of the Corporation for the Cumulative Preferred Stock for the purpose of communicating with other holders of such stock with respect to the exercise of such right of election.

     Whenever the Cumulative Preferred Stock shall be divested of such voting power, the President of the Corporation shall, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by any holder of Common Stock, call a special meeting of the holders of the Common Stock to be held within forty days after the delivery of such request for the purpose of electing a new Board of Directors to serve until the next annual meeting or until their respective successors shall be elected and shall qualify. If, at any such special meeting, any Director shall not be reelected, his term of office shall terminate upon the election and qualification of his successor, notwithstanding that the term for which such Director was originally elected shall not then have expired.

     At any annual or special meeting of shareholders held for the purpose of electing Directors when the holders of the Cumulative Preferred Stock shall be entitled to elect a majority of the Board of Directors, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Cumulative Preferred Stock shall be required to constitute a quorum for the election by such class of a majority of the
Board of Directors, and the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock shall be required to constitute a quorum for the election by such class of the remaining
Directors or for the election temporarily by such class of a majority of the Board of Directors as herein provided; provided, however, that the majority of the holders of either such class of stock who are present in person or by proxy shall have power to adjourn such meeting for the election of Directors by such class from time to time without notice other than announcement at the meeting. No delay or failure by the holders of either such class of stock to elect the members of the Board of Directors which such holders are entitled to elect shall invalidate the election of the remaining members of the Board of Directors by the holders of the other such class of stock. At any such election of Directors by the holders of shares of Cumulative Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the books of the Corporation on any record date fixed for such purpose or, if no such date be fixed, on the date on which the election is held.

     If, during any interval between annual meetings of shareholders for the election of Directors and while the Cumulative Preferred Stock shall be entitled to elect a majority of the Directors, the number of Directors in office who have been elected by the holders of the Cumulative Preferred
Stock or Common Stock, as the case may be, shall, by reason of resignation, death or removal, be less than the total number of Directors subject to election by the holders of shares of such class, (a) the vacancy or vacancies shall, if permitted by law, be filled by a majority vote of the remaining Directors then in office who were elected by such class or succeeded to a Director so elected, although such majority be less than a quorum, and (b) if not so filled within forty days after the creation thereof, the President of the Corporation shall call a special meeting of the holders of shares of such class and such vacancy or vacancies shall be filled at such special meeting.

     All, but not less than all, of the Directors elected by any class of stock may be removed from office by vote of the holders of a majority of the shares of the class of stock by which their successors would be elected. A special meeting of the holders of shares of such class may be called by a majority vote of the Board of Directors for the purpose of removing Directors in accordance with the provisions of this paragraph.
The President of the Corporation shall, in any event, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least five per cent. (5%) of the outstanding shares of such class, call a special meeting for such purpose to be held within forty days after the delivery of such request.

     Except as may be mandatorily required by law regardless of limitations contained in the charter, holders of Cumulative Preferred
Stock shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote or consent.

     In all elections of Directors each shareholder shall have the right to cast one vote for each share of stock owned by him and entitled to a vote and he may cast the same in person or by proxy for as many persons as there are Directors to be elected by the class of stock held by him, or he may cumulate such votes and give one candidate as many votes as the number of Directors to be elected by the class of stock held by him multiplied by the number of his shares of stock shall equal, or he may distribute them on the same principle among as many candidates and in such manner as he shall desire.

     (10) So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least two-thirds of the
Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

           (a) Any amendment, alteration or repeal of any of the provisions of the charter, which affects adversely the powers, preferences or rights of the holders of the Cumulative
Preferred
     Stock; provided, however, that if such amendment, alteration or repeal affects adversely the powers, preferences or rights of one or more but not all series of Cumulative Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds of each series so affected shall be required; and provided, further, that the amendment of the provisions of the Charter so as to increase or decrease the authorized amount of the Cumulative Preferred
Stock
     or so as to authorize or create, or so as to increase or decrease the authorized amount of, any new class of stock ranking on a parity with, or any class of stock ranking junior to, the Cumulative Preferred Stock or any security convertible into any such stock or
     into Cumulative Preferred Stock, shall not be deemed to affect adversely the powers, preferences or rights of the holders of the
     Cumulative Preferred Stock or any series thereof, and the right is hereby reserved to make any such amendment upon the vote prescribed in subdivision (12) and the vote, if any, required by paragraph (b)
     subdivision (11) of this Section 1.5.

           (b) The authorization or creation, or the increase in the
     authorized amount, of any stock of any class, or any security convertible into stock of any class, ranking prior to the
Cumulative
     Preferred Stock;

           (c)  The issue of any additional shares of Cumulative
Preferred
     Stock (other than the 90 000 shares of 4.40% Cumulative
Preferred
     Stock, 40 000 shares of 4.80% Cumulative Preferred Stock,
Series B,
     and 60 000 shares of 4.50% Cumulative Preferred Stock, Series
C to be
     initially issued) or any shares of stock of any class ranking on a parity with the Cumulative Preferred Stock, unless the consolidated income of the Corporation and its subsidiaries (determined as hereinafter provided) for any twelve consecutive calendar months
     within the fifteen calendar months immediately preceding the month within which the issuance of such additional shares is authorized by the Board of Directors of the Corporation shall have been in the aggregate not less than one and one-half times the sum of the interest requirements (adjusted by provision for amortization of debt
     discount and expense or of premium on debt, as the case may
be) for
     one year on all of the indebtedness of the Corporation and its subsidiaries to be outstanding at the date of such proposed issue and
     the full dividend requirements for one year on all shares of Cumulative Preferred Stock and all other stock, if any, ranking prior
     to or on a parity with the Cumulative Preferred Stock to be outstanding at the date of such proposed issue, including the shares
     then proposed to be issued but excluding any such indebtedness and any such shares proposed to be retired in connection with such issue.
     "Consolidated income" for any period for the purposes of this Paragraph (c) shall be computed by adding to the consolidated net
     income of the Corporation and its subsidiaries for said period, determined in accordance with generally accepted accounting principles and practices, as adjusted by action of the Board of
     Directors of the Corporation as hereinafter provided, the amount deducted for interest (adjusted as above provided) in determining such consolidated net income. In determining such consolidated net income for any period, there shall be deducted, in addition to other items of expense, the amount charged to income for said period on the books of the Corporation and its subsidiaries for taxes and the provisions for depreciation and depletion as recorded on such books or the minimum amount required therefor under the provisions of any then existing general indenture of mortgage or deed of trust of the
     Corporation, whichever is larger. In the determination of such consolidated net income, the Board of Directors of the Corporation may, in the exercise of due discretion, make adjustments by way of increase or decrease in such consolidated net income to give effect to changes therein resulting from any acquisition of properties or to any redemption, acquisition, purchase sale or exchange of securities by the Corporation or its subsidiaries either prior to the issuance of any shares of Cumulative Preferred Stock or stock ranking on a parity therewith then to be issued or in connection therewith.
The
     term "subsidiary" shall mean, for all purposes of this subdivision
     (10), any company of which the Corporation, directly or through another subsidiary, owns or controls a majority of the outstanding shares of stock entitling the holders thereof to elect a majority of the directors of such company, either at all times or so long as there is no default in the payment of dividends upon any stock having a preference or priority over such stock;

           (d)  The issue of any additional shares of Cumulative
Preferred
     Stock (other than the 90 000 shares of 4.40% Cumulative
Preferred
     Stock, 40 000 shares of 4.80% Cumulative Preferred Stock,
Series B,
     and 60 000 shares of 4.50% Cumulative Preferred Stock, Series
C to be
     initially issued) or of any shares of stock of any class ranking on a parity with the Cumulative Preferred Stock, unless the aggregate of the capital of the Corporation applicable to all stock of any class ranking junior to the Cumulative Preferred Stock, plus the consolidated surplus of the Corporation and its subsidiaries, shall
     be not less than the aggregate amount payable upon involuntary liquidation, dissolution or winding up of the affairs of the Corporation to the holders of all shares of the Cumulative
Preferred
     Stock and of any shares of stock of any class ranking on a parity with the Cumulative Preferred Stock to be outstanding immediately after such proposed issue, excluding from such computation all indebtedness and stock to be retired through such proposed issue.  No
     portion of the surplus of the Corporation utilized to satisfy the foregoing requirement shall be available for dividends or other distributions upon or in respect of shares of stock of the Corporation of any class ranking junior to the Cumulative
Preferred
     Stock or for the purchase of shares of such junior stock until such number of additional shares of Cumulative Preferred Stock are retired or until and to the extent that the capital applicable to such junior stock shall have been increased; or

           (e)  The sale, lease or conveyance of all or
substantially all
     of the property or business of the Corporation, or the parting with control thereof, or the consolidation or merger of the Corporation;
     provided, however, that, except as may be mandatorily required by law regardless of limitations contained in the charter, no such consent shall be required with respect to, (i) a consolidation or merger of the Corporation if such consolidation or merger, or the issuance or assumption of all securities to be issued or assumed in connection therewith, shall have been ordered, approved or permitted by the
     Securities and Exchange Commission, or (ii) a consolidation or merger of the Corporation with a subsidiary of the Corporation if none of the powers, preferences or rights of the holders of the Cumulative
     Preferred Stock will be adversely affected thereby, and if none of the property or business of the Corporation will thereby become subject to the lien of any mortgage, deed of trust or other encumbrance, and if the company resulting from or surviving such
     consolidation or merger will be authorized to carry on the business then being conducted by the Corporation and will have authorized or outstanding, after such consolidation or merger, no stock of any class or other securities ranking prior to or on a parity with the
     Cumulative Preferred Stock, or securities convertible into any such stock or securities, except the same number of shares of stock and the same amount of other securities with the same powers, preferences and rights as the stock and securities of the Corporation authorized and outstanding immediately preceding such consolidation or merger, and if each holder of Cumulative Preferred Stock at the time of such consolidation or merger will receive the same number of shares, with the same powers, preferences and rights, of the resulting or surviving company as he held of the Cumulative Preferred
Stock;

provided, however, that no such consent of the holders of the Cumulative
Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior stock or convertible security or any such additional shares of Cumulative Preferred Stock or shares of parity stock is to be made, or when such sale, lease, conveyance, consolidation or merger is to take effect, as the case may be, provision is made for the redemption of all shares of Cumulative Preferred Stock at the time outstanding or, in the case of any such amendment, alteration or repeal as to which the consent of less than all series of the Cumulative Preferred Stock would otherwise be required, for the redemption of all shares of the series of Cumulative
Preferred Stock the consent of which would otherwise be required.

     (11) So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least a majority of the
Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

           (a) The issue of any unsecured notes, debentures or other
     securities representing unsecured indebtedness, or the assumption of any such unsecured securities, for a purpose other than the refunding of outstanding unsecured securities theretofore issued or assumed by the Corporation or the redemption or other retirement of outstanding shares of one or more series of the Cumulative Preferred
Stock, if,
     immediately after such issuance or assumption, the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation and then outstanding, would exceed ten per cent.
(10%) of
     the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the
     Corporation and then outstanding and (ii) the capital and surplus of the Corporation as then stated on the books of account of the Corporation; or

           (b) The authorization or creation, or the increase in the
     authorized amount, of any new class of stock ranking on a parity with the Cumulative Preferred Stock or of any security convertible into
     Cumulative Preferred Stock or into stock of any class ranking on a parity with the Cumulative Preferred Stock, and the right is hereby reserved to make any amendment of the charter required in connection therewith upon the vote prescribed in subdivision (12) of this
     Section 1.5 and the vote prescribed in this subdivision (11);

provided, however, that no such consent of the holders of the Cumulative
Preferred Stock shall be required if, at or prior to the time when the issuance of any such securities representing unsecured indebtedness or when the issuance of any such parity stock or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Cumulative Preferred Stock at the time outstanding.

     (12) The Corporation reserves the right, subject only to any requisite vote or consent of the holders of any other class of stock specifically required by the provisions of the charter, to amend or change any and all provisions of the charter (including a change in the preferences given to any one or more classes of stock by the charter or an increase or decrease in the amount of the authorized stock of such class or classes or an increase or decrease in the par value thereof) by the vote in favor thereof, given in person or by proxy at any meeting called for the purpose, of the holders of a majority of the outstanding shares of
Common Stock. The holders of the Cumulative Preferred Stock shall have no right to vote or consent with respect to any such amendment except as specifically provided in subdivisions (10) and (11) of this Section
1.5 or
in accordance with subdivision (1) of this Section 1.5.

     (13) Except as otherwise provided in paragraph (a) of subdivision
(10) of this Section 1.5 or with respect to any particular series in accordance with the provisions of subdivision (1) of this Section 1.5, whenever shares of two or more series of the Cumulative Preferred Stock are outstanding, no particular series of the Cumulative Preferred Stock shall be entitled to vote or consent as a separate series on any matter, and all shares of Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote or consent of the shareholders by classes may now or hereafter be required.

     (14) No holder of any shares of Cumulative Preferred Stock of any series shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or any securities convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class.

     (15) Any shares of Cumulative Preferred Stock which are redeemed or retired, except shares retired through conversion or through the operation of any sinking fund or redemption or purchase account, shall thereafter have the status of authorized but unissued shares of Cumulative Preferred
Stock of the Corporation and may thereafter be reclassified and reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Cumulative Preferred Stock.

     (16) Subject to the limitations set forth in this Section 1.5, all or any of the shares of stock of the Corporation of any class and securities convertible into stock of any class may be issued by the Corporation, acting through its Board of Directors, without action by the shareholders, from time to time, for such consideration, or by way of dividend, in such manner and upon such terms as may be determined and deemed advisable from time to time by the Board of Directors. Such consideration, in the case of shares having a par value, shall not be less than the par value thereof and, in the case of securities convertible into shares of stock having a par value, shall not be less than the par value of the shares into which such securities are convertible, except as otherwise permitted by law.
Such consideration may consist of cash, labor done, real and/or personal property, or the use thereof, and the value of any such consideration consisting of such labor or property or the use thereof shall be as determined by the Board of Directors. All shares of stock so issued, for which the consideration so fixed has been received by the Corporation, shall be deemed fully paid stock and shall not be liable to any further calls or assessments thereon.

     1.6 The amount of stated capital of each class of shares to be outstanding at the time the merger becomes effective is:

           Cumulative Preferred Stock               $19,000,000

           Common Stock                             $24,941,150

     1.7 The combined earned surplus accumulated subsequent to December 31, 1940 (date of quasi reorganization of Monongahela) of Marietta, Monongahela and West Maryland immediately prior to the effective date of the merger herein provided for shall constitute the earned surplus of the Surviving Corporation.

     1.8 The names and addresses of the first directors and officers of the Surviving Corporation are as follows:

                                  DIRECTORS

     NAME                            ADDRESS
Harold F. Butler               105 Old Short Hills Rd., Short
Hills, N.J.
Donald M. Kammert              P.O. Box 408, Fairmont, W.Va.
William A. Lyon                58 Hemlock Drive, North Tarrytown,
N.Y.
Francis H. May, Jr.            Pilot Rock Lane, Riverside, Conn.
Hugh D. McDowell               15 Shoredale Drive, Manhasset, N.Y.
William F. Oliver              21 Sunset Drive, Manhasset, N.Y.
J. Lee Rice, Jr.               245 East 63 Street, New York, N.Y.
George M. Schurman             Cross River Road, Katonah, N.Y.
Joseph H. Taggart              37 Washington Square West, New York,
N.Y.
Earle S. Thompson              655 Park Avenue, New York, N.Y.
Edward H. Walworth, Jr.        263 Oenoke Road, New Canaan, Conn.
E. Wallace Wilkinson           81 Hillcrest Avenue, Summit, N.J.


                                  OFFICERS

     NAME                  TITLE           ADDRESS
Donald M. Kammert    President         P.O. Box 408, Fairmont,
W.Va.
John A. Freeman      Vice President    1126 Ridgewood Rd.,
Fairmont, W.Va.
J. Duane Gorman      Vice President    812 Benoni Avenue, Fairmont,
W.Va.
Donald E. Hollen     Vice President    919 Henry Drive, Fairmont,
W.Va.
Hugh D. McDowell     Vice President    15 Shoredale Drive,
Manhasset, N.Y.
Cecil G. McVay       Vice President    904 Henry Drive, Fairmont,
W.Va.
Paul J. Scheerer     Vice President    1239 Peacock Lane, Fairmont,
W.Va.
Erwin C. Withers     Secretary         1037 Sunset Drive, Fairmont,
W.Va.
                     & Treasurer
Paul G. Spiker       Asst. Secretary   1219 Morningside Dr.,
Fairmont,W.Va.
                     & Asst. Treas.
James C. Hood        Asst. Treasurer   1225 Woodland Cres.,
Fairmont, W.Va.
Frances C. Shell     Asst. Treasurer   195 North Village Ave.
                                       Rockville Centre, N.Y.
John B. Sabel        Asst. Secretary   Fairmont Farms, Fairmont,
W.Va.
Carroll E. Summers   Asst. Secretary   Linden Boulevard,
Middletown, Md.
Arnold L. Adams      Comptroller       35 Joharry Drive, Fairmont,
W.Va.
William P. Roberts   Asst. Comptr.     514 Laurel Drive, Fairmont,
W.Va.
E. Murray Taylor     Asst. Comptr.     1436 Peacock Lane, Fairmont,
W.Va.

    1.9 The name and address of the statutory agent in Ohio upon whom any process, notice, or admission against any constituent corporation or the
Surviving Corporation may be served is John A. Poling, 704 Second
Street,
Marietta, Ohio.

    1.10 The terms of the merger, the mode of carrying the same into effect, and the manner and basis of making distribution to the shareholders of the constituent corporations are as follows:

    (1)   Monongahela.    (a)  The 190 000 outstanding shares of
Cumulative
Preferred Stock, par value $100 per share, of Monongahela shall be changed
and converted into 190 000 shares of Cumulative Preferred Stock, par value
$100 per share, of the Surviving Corporation as follows: (1) the 90
000
shares of 4.40% Cumulative Preferred Stock of Monongahela shall be changed and converted into 90 000 shares of 4.40% Cumulative Preferred Stock of the Surviving Corporation; (2) the 40 000 shares of 4.80% Cumulative
Preferred Stock, Series B, of Monongahela shall be changed and converted into 40 000 shares of 4.80% Cumulative Preferred Stock, Series B, of the
Surviving Corporation; and (3) the 60 000 shares of 4.50%
Cumulative
Preferred Stock, Series C, of Monongahela shall be changed and converted into 60 000 shares of 4.50% Cumulative Preferred Stock, Series C, of the
Surviving Corporation.

    (b) All of the 3 837 100 outstanding shares of Common Stock, par value $6.50 per share, of Monongahela shall be changed and converted into
498 823 shares of Common Stock, par value $50 per share, of the Surviving
Corporation.

    (c) After the effective date of the merger, the shareholders of
Monongahela shall be entitled, upon surrender to the Surviving Corporation of certificates representing capital stock of Monongahela outstanding immediately prior to the effective date of the merger, to receive in exchange therefor a certificate or certificates representing the number of shares of capital stock of the Surviving Corporation into which the capital stock of Monongahela previously represented by the certificate or certificates so surrendered shall have been converted as aforesaid. Until so surrendered, each outstanding certificate which, immediately prior to the effective date of the merger, represented capital stock of Monongahela shall evidence the ownership of the shares of capital stock of the Surviving Corporation into which such shares of capital stock of Monongahela have been so converted.

    (2)   West Maryland.  All of the outstanding 7 000 shares of
capital
stock of West Maryland shall be retired and cancelled and no shares in the
Surviving Corporation shall be issued in lieu thereof.
 .
    (3) Marietta. All of the outstanding 32 500 shares of capital stock of Marietta shall be retired and cancelled and no shares in the Surviving
Corporation shall be issued in lieu thereof.

    1.11 The Code of Regulations of Marietta shall be the Code of Regulations of the Surviving Corporation.

    1.12  The names of the states under the laws of which each constituent
corporation exists are:
               Monongahela            West Virginia
               Marietta               Ohio
               West Maryland          Maryland

    1.13 The date upon which the merger shall become effective shall be the later of January 1, 1966, and the date of completion of the filing and recording of this Agreement and Articles in accordance with the provisions of Title 17, Chapter 1701 of the revised Code of Ohio, Chapter 31 of the
West Virginia Code of 1961, and Article 23 of the 1951 Code of
Maryland.

    1.14 Subject to the provisions of Title 17, Chapter 1701 of the revised Code of Ohio, Chapter 31 of the West Virginia Code of 1961, and
Article 23 of the 1951 Code of Maryland, the merger may be abandoned by agreement among the parties at any time prior to the filing of this Agreement and Articles by the Board of Directors of one or more of the constituent corporations.

    1.15  The Corporation shall have perpetual existence.

    1.16 The Corporation shall, to the extent permitted by the laws of the
States of Maryland and West Virginia, possess all the rights, privileges, immunities, powers, franchises, and authority, of a public as well as of a private nature, of each of the constituent corporations; and all property of every description, and every interest therein, and all obligations, including subscriptions to shares, of or belonging to or due to each of the constituent corporations shall thereafter be taken and deemed to be transferred to and vested in the Corporation without further act or deed; and title to any real estate, or any interest therein, vested in any of the constituent corporations shall not revert or in any way be impaired by reason of the merger.

    The Corporation shall be liable for all the obligations of each of the constituent corporations, including liability to dissenting stockholders, and all the rights of creditors of each of the constituent corporations shall be preserved unimpaired, and all liens upon the property of any of the constituent corporations shall be preserved unimpaired. Any claim existing or action or proceeding pending by or against any of the constituent corporations may be prosecuted to judgment, with right of appeal as in other cases, as if the merger had not taken place, or the
Corporation may be substituted in the place of such constituent corporation.

    1.17 The business of the Corporation shall be managed by its Board of
Directors which may exercise all of the powers of the Corporation, except such as are hereby or by law or by the regulations of the Corporation conferred upon or reserved to the stockholders.

    The number of Directors which shall constitute the whole board shall be such as from time to time shall be fixed by, or in the manner provided in, the regulations of the Corporation, but in no case shall the number be less than three.

    Directors need not be shareholders of the Corporation or residents of the State of Ohio unless so required by the regulations of the Corporation.

    Any Director or any officer elected or appointed by the shareholders or by the Board of Directors may be removed at any time in such manner as may be provided in the regulations.

    The Directors may hold their meetings within or without the State of
Ohio as may be provided in the regulations.

    The Directors shall hold office until their successors are respectively elected and qualified, and a majority of them shall constitute a quorum for the transaction of business, unless the regulations of the Corporation shall provide that a different number shall constitute a quorum, which in no case shall be less than one-third of the total number of Directors nor less than two Directors.

    The Board of Directors from time to time shall determine whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book, or document of the
Corporation except as conferred by the laws of the State of Ohio or as authorized by resolution of the Board of Directors.

    The Board of Directors may, from time to time, by resolution or resolutions passed by a majority of the whole Board, cause to be issued bonds, debentures, notes and other evidences of indebtedness and obligations of the Corporation, without limitation as to the amount thereof except as may be prescribed by law, and may secure the payment thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the
Corporation, real or personal, including franchises and contract rights, whether at the time owned or thereafter acquired, and may sell, exchange or otherwise dispose of such bonds, debentures, notes and other evidences of indebtedness and obligations, upon such terms and for such prices as may be determined by the Board of Directors, for the purpose of acquiring new or additional property of any character, of improving, or extending the properties of the Corporation and/or for any other corporate purpose.
The foregoing provision shall not be deemed in any way a limitation upon the general powers of said Board otherwise conferred upon them by this
Agreement by the regulations, or by the laws of the State of Ohio.

    The Board of Directors shall have power from time to time to make by-laws or to amend, alter or repeal the by-laws of the Corporation, but any by-laws or amendments to by-laws made by the Directors may be amended, altered or repealed by the shareholders.

    1.18 No shareholder of the Corporation shall be liable to the Corporation or for the debts of the Corporation except to the amount of the price of the stock subscribed for by him and unpaid.

    The shareholders may hold their meetings, annual or special, within or without the State of Ohio as may be provided in the regulations.

    1.19 Any contract, transaction or act of the Corporation or of the
Board of Directors or of any committee thereof which shall be ratified by a quorum of the shareholders entitled to vote at any annual meeting or at any special meeting called for that purpose, shall be as valid and binding as though ratified by every shareholder of the Corporation; provided, however, that any failure of the shareholders to approve or ratify such contract, transaction or act, when and if submitted, shall not be deemed in any way to invalidate the same or to deprive the Corporation, its
Directors or officers of their right to proceed with such contract, transaction or act.

    1.20 The Corporation may have one or more offices and keep any books of the Corporation, subject to the provisions of the laws of the State of
Ohio, within or without the State of Ohio at such place or places as may from time to time be designated by the Board of Directors.

    1.21 The Corporation reserves the right from time to time to amend, alter, change, add to or repeal any provision contained in its Charter in the manner now or hereafter authorized or permitted by the laws of the
State of Ohio; and all rights conferred on the officers, Directors and shareholders of the Corporation by this Agreement shall be subject to this reservation.

                                   SECOND

          PURSUANT TO CHAPTER 31 OF THE WEST VIRGINIA CODE OF 1961

    2.1 The terms and conditions of the merger, the mode of carrying the same into effect and the manner of converting the shares of the constituent corporations into shares of the Surviving Corporation, are as provided in Section 1.10 of this Agreement and Articles.

    2.2 The laws of the State of Ohio are selected as the laws which shall govern the Surviving Corporation.

    2.3   The name of the Surviving Corporation is Monongahela
Power
Company.

    2.4 The post office address of the principal place of business of the
Surviving Corporation is 1310 Fairmont Avenue, Fairmont, West
Virginia.

    2.5 The objects of the Surviving Corporation are as set forth in
Section 1.4 of this Agreement and Articles.

    2.6 The total number of shares of all classes of stock which the
Surviving Corporation shall have authority to issue and (1) the number of the shares of each class thereof that are to have a par value and the par value of each such class, (2) the number of such shares that are to be without par value, and (3) a statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, are set forth in Section 1.5 of this
Agreement and Articles.

    The minimum amount of capital with which the Surviving
Corporation
will continue business is $1 000.

    2.7   The Surviving Corporation is to have perpetual existence.

                                    THIRD

             PURSUANT TO ARTICLE 23 OF THE 1951 CODE OF MARYLAND

    3.1 The terms and conditions of the merger and the mode in carrying same into effect are set forth in Section 1.10 of this Agreement and
Articles.

    3.2 The corporations parties to this Agreement and Articles hereby agree to effect the merger provided for herein.

    3.3 The corporation to survive the merger is Marietta. The state under the laws of which the Surviving Corporation is formed is Ohio. The name under which the Surviving Corporation will continue is Monongahela
Power Company.

    3.4 The name and state of incorporation of each corporation party to this Agreement and Articles are:

          Monongahela Power Company            - West Virginia
          The Marietta Electric Company        - Ohio
          The West Maryland Power Company      - Maryland

The date of incorporation of Marietta is April 17, 1924, and it was incorporated under general law. The date of incorporation of Monongahela is May 17, 1912, and it was incorporated under general law.
Neither
Marietta nor Monongahela is now qualified or registered to do business in
Maryland.

    3.5 The Charter of the Surviving Corporation is hereby amended in its entirety, effective the effective date of the merger provided for herein, to read as set forth in Part FIRST of this Agreement and Articles.

    3.6 The total number of shares of stock of all classes which Marietta has authority to issue is 32 500 shares of the par value of $100 each and all of one class. The aggregate par value of all such shares is $3 250 000.

    The total number of shares of all classes which Monongahela has authority to issue is 5 500 000, of which 500 000 of the par value of $100 each are Cumulative Preferred Stock and 5 000 000 shares of the par value of $6.50 each are Common Stock. The aggregate par value of all such shares of all classes is $82 500 000.

    The total number of shares of stock of all classes which West
Maryland
has the authority to issue is 10 000 shares of the par value of $100 each and all of one class. The aggregate par value of all such shares is
$1 000 000.

    3.7 The number of shares of stock of each class of the Surviving
Corporation to be issued for shares of stock of each class of each of the corporations party to this Agreement and Articles is 190 000 shares of
Cumulative Preferred Stock to be issued for the 190 000 outstanding shares of Cumulative Preferred Stock of Monongahela and 498 823 shares of Common
Stock to be issued for the outstanding 3 837 100 shares of Common
Stock of
Monongahela. The manner of converting the stock of each of the corporations party to this Agreement and Articles into stock of the Surviving Corporation is set forth in Section 1.10 hereof. No other consideration is to be paid, transferred or issued by the Surviving Corporation for shares of stock of each of the corporations party to this
Agreement and Articles.

    3.8 The principal office of West Maryland is located in Oakland,
Garrett County, Maryland. Monongahela and Marietta have no principal office in Maryland. The only county in Maryland in which any of the corporations party to this Agreement, other than the Surviving Corporation, owns property the title to which could be effected by the recording of an instrument among the land records is Garrett County.

    3.9 The location of the principal office in Ohio of the Surviving
Corporation is Marietta, Ohio, and the name and post office address of a resident agent of the Surviving Corporation in Maryland, service of process upon whom shall bind the Surviving Corporation in any action, suit or proceeding pending or hereafter instituted or filed against it under the provisions of the General Corporation Law of Maryland until the appointment of a substitute agent is duly certified to the Maryland Department of Assessments and Taxation, are W. Dwight Stover, Oakland,
Maryland.

    3.10 This Agreement was duly advised by the Board of Directors and approved by the stockholders of West Maryland in the manner and by the vote required by the General Corporation Law of Maryland or by the charter of West Maryland.

    3.11 The merger to be effected hereby was duly advised, authorized and approved in the manner and by the vote required by the charters of Marietta and Monongahela and by the laws of the states under which said corporations are organized.

                                   FOURTH

                                   GENERAL

    4.1 Monongahela shall further evidence the title to any real property owned or held by it in West Virginia immediately prior to the effective date of the merger by executing and acknowledging for record a confirmatory deed or deeds to its property, which deed or deeds shall be recorded in the office of the clerks of the county courts of the respective counties in which such property is situate; and such deed or deeds shall recite as the consideration therefor the merger and shall be deemed confirmatory of the title of such property in the Surviving Corporation.

    4.2 Monongahela and West Maryland each hereby agrees that from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, it will execute and deliver all such deeds and other instruments and will take or cause to be taken such further or other actions as the Surviving Corporation may deem necessary or desirable in order to vest or perfect in, or confirm of record or otherwise to, the
Surviving Corporation title to and possession of all said property, rights, privileges, powers and franchises and otherwise to carry out the purposes of this Agreement and Articles.

    4.3 The Surviving Corporation shall pay all the expenses of carrying this Agreement and Articles into effect and of accomplishing the merger.

    4.4 For the convenience of the parties and to facilitate the filing or recording hereof, any number of counterparts hereof may be executed, and each such executed counterpart shall be deemed to be one and the same instrument.

    IN WITNESS WHEREOF, the directors, or a majority of them, of each of the parties hereto have hereunto set their hands and affixed their seals and each of the parties hereto has caused this Agreement and Articles to be signed in its name and on its behalf by its President and by its Secretary and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries.




                                MONONGAHELA POWER COMPANY
[CORPORATE SEAL]
                                     By    D.M. KAMMERT
                                     D.M. Kammert, President

Attest:

           JOHN B. SABEL
     John B. Sabel, Assistant Secretary

                                     E. C. WITHERS
                                     Erwin C. Withers, Secretary

                                     EARLE S. THOMPSON
  [L.S.]
                                     Earle S. Thompson

                                     HAROLD F. BUTLER
  [L.S.]
                                     Harold F. Butler

                                     D. M. KAMMERT
  [L.S.]
                                     D. M. Kammert

                                     WILLIAM A. LYON
  [L.S.]
                                     William A. Lyon


                                     HUGH D. McDOWELL
  [L.S.]
                                     Hugh D. McDowell

                                     WILLIAM F. OLIVER
  [L.S.]
                                     William F. Oliver

                                     J. LEE RICE, JR.
  [L.S.]
                                     J. Lee Rice, Jr.

                                     GEORGE M. SCHURMAN
  [L.S.]
                                     George M. Schurman

                                     JOSEPH H. TAGGART
  [L.S.]
                                     Joseph H. Taggart

                                     E. H. WALWORTH, JR.
  [L.S.]
                                     Edward H. Walworth, Jr.

                                     E. WALLACE WILKINSON
  [L.S.]
                                     E. Wallace Wilkinson

                                Being a majority of the directors
of
                                MONONGAHELA POWER COMPANY




                                THE MARIETTA ELECTRIC COMPANY
[CORPORATE SEAL]
                                     By    D. M. KAMMERT
                                     D. M. Kammert, President

Attest:

           V. L. HOLT
     Victor L. Holt, Assistant Secretary

                                     E. C. WITHERS
                                     Erwin C. Withers, Secretary

                                     ARNOLD L. ADAMS
  [L.S.]
                                     Arnold L. Adams

                                     JOHN A. FREEMAN
  [L.S.]
                                     John A. Freeman

                                     J. DUANE GORMAN
  [L.S.]
                                     J. Duane Gorman

                                     D. M. KAMMERT
  [L.S.]
                                     D. M. Kammert

                                     PAUL J. SCHEERER
  [L.S.]
                                     Paul J. Scheerer

                                     E. C. WITHERS
                                     Erwin C. Withers


                                Being a majority of the directors
of
                                THE MARIETTA ELECTRIC COMPANY


                                THE WEST MARYLAND POWER COMPANY
[CORPORATE SEAL]
                                     By    D. M. KAMMERT
                                     D. M. Kammert, President

Attest:

           V. L. HOLT
     Victor L. Holt, Assistant Secretary


                                     E. C. WITHERS
                                     Erwin C. Withers, Secretary

                                     ARNOLD L. ADAMS
  [L.S.]
                                     Arnold L. Adams

                                     JOHN A. FREEMAN
  [L.S.]
                                     John A. Freeman

                                     J. DUANE GORMAN
  [L.S.]
                                     J. Duane Gorman

                                     D. M. KAMMERT
  [L.S.]
                                     D. M. Kammert

                                     PAUL J. SCHEERER
  [L.S.]
                                     Paul J. Scheerer

                                     E. C. WITHERS
  [L.S.]
                                     Erwin C. Withers

                                Being a majority of the directors
of
                                THE WEST MARYLAND POWER COMPANY




STATE OF WEST VIRGINIA
COUNTY OF MARION           SS.

     I, HENRY ETTA CAIN, a Notary Public of said County, do certify that
D. M. KAMMERT, the President of MONONGAHELA POWER COMPANY, a corporation of the State of West Virginia, who signed the Agreement and Articles of
Merger above, bearing date the 22nd day of September, 1965, for said
MONONGAHELA POWER COMPANY, has this day in my said County, before me, acknowledged the said Agreement and Articles of Merger to be the act, deed and agreement of said corporation.

     Given under my hand and notarial seal this 30th day of November,
     1965.

[NOTARIAL SEAL]
                                     HENRY ETTA CAIN
                                     Notary Public

                           My Commission Expires November 21, 1973




STATE OF WEST VIRGINIA
COUNTY OF MARION           SS.

     I HEREBY CERTIFY that on November 30, 1965, before me, the subscriber, a Notary Public of the County of Marion, State of West Virginia, personally appeared D. M. KAMMERT, President of MONONGAHELA
POWER COMPANY, a West Virginia corporation, and in the name and on behalf of said corporation acknowledged the foregoing Agreement of Articles of
Merger to be the corporate act of said corporation, and at the same time said D. M. KAMMERT made oath in due form of law that he is the President of said corporation and that the matters and facts set forth in said
Agreement and Articles of Merger with respect to authorization and approval thereof by the Board of Directors and stockholders of said corporation are true to the best of his knowledge, information and belief.

     WITNESS my hand and notarial seal the day and year last above written.

[NOTARIAL SEAL]
                                     HENRY ETTA CAIN
                                     Notary Public

                           My Commission Expires November 21, 1973




STATE OF WEST VIRGINIA
COUNTY OF MARI0N           SS.

     I, HENRY ETTA CAIN, a Notary Public of said County, do certify that
D. M. KAMMERT, the President of THE MARIETTA ELECTRIC COMPANY, a corpor-ation of the State of Ohio, who signed the Agreement and Articles of
Merger above, bearing date the 22nd day of September, 1965, for said THE
MARIETTA ELECTRIC COMPANY, has this day in my said County, before me, acknowledged the said Agreement and Articles of Merger to be the act, deed and agreement of said corporation.

     Given under my hand and notarial seal this 30th day of November,
1965.

[NOTARIAL SEAL]
                                     HENRY ETTA CAIN
                                     Notary Public

                           My Commission Expires November 21, 1973




STATE OF WEST VIRGINIA
COUNTY OF MARION           SS.

     I HEREBY CERTIFY that on November 30, 1965, before me, the subscriber, a Notary Public of the County of Marion, State of West Virginia, personally appeared D.M. KAMMERT, President of THE MARIETTA
ELECTRIC COMPANY, an Ohio corporation, and in the name and on behalf of said corporation acknowledged the foregoing Agreement of Articles of
Merger to be the corporate act of said corporation, and at the same time said D. M. KAMMERT made oath in due form of law that he is the President of said corporation and that the matters and facts set forth in said
Agreement and Articles of Merger with respect to authorization and approval thereof by the Board of Directors and stockholders of said corporation are true to the best of his knowledge, information and belief.

     WITNESS my hand and notarial seal the day and year last above written.

[NOTARIAL SEAL]
                                     HENRY ETTA CAIN
                                     Notary Public

                           My Commission Expires November 21, 1973


STATE OF WEST VIRGINIA
COUNTY OF MARION           SS.

     I, HENRY ETTA CAIN, a Notary Public of said County, do certify that
D. M. KAMMERT, the President of THE WEST MARYLAND POWER COMPANY, a corporation of the State of Maryland, who signed the Agreement and Articles of Merger above, bearing date the 22nd day of September, 1965, for said THE WEST MARYLAND POWER COMPANY, has this day in my said County, before me, acknowledged the said Agreement and Articles of Merger to be the act, deed and agreement of said corporation.

     Given under my hand and notarial seal this 30th day of November,
1965.

[NOTARIAL SEAL]
                                     HENRY ETTA CAIN
                                     Notary Public

                           My Commission Expires November 21, 1973




STATE OF WEST VIRGINIA
COUNTY OF MARION           SS.

     I HEREBY CERTIFY that on November 30, 1965, before me, the subscriber, a Notary Public of the County of Marion, State of West Virginia, personally appeared D. M. KAMMERT, President of THE WEST MARYLAND POWER COMPANY, a Maryland corporation, and in the name and on behalf of said corporation acknowledged the foregoing Agreement and Articles of Merger to be the corporate act of said corporation, and at the same time said D. M. KAMMERT made oath in due form of law that he was
Chairman of the meeting of the Board of Directors of said corporation at which such Agreement and Articles of Merger was authorized and that the matters and facts set forth in said Agreement and Articles of Merger with respect to authorization thereof by the Board of Directors and stockholders of said corporation are true to the best of his knowledge, information and belief.

     WITNESS my hand and notarial seal the day and year last above written.

[NOTARIAL SEAL]
                                     HENRY ETTA CAIN
                                     Notary Public

                           My Commission Expires November 21, 1973




                   CERTIFICATE OF PRESIDENT AND SECRETARY

                                     OF

                          MONONGAHELA POWER COMPANY

     D. M. Kammert, President, and Erwin C. Withers, Secretary, of Monongahela Power Company, a West Virginia corporation, do hereby certify as President and Secretary of the said corporation that the Agreement and
Articles of Merger to which this certificate is attached, having been first duly approved by resolution of the board of directors of each of the corporations, parties to said Agreement and Articles of Merger, was duly submitted to the stockholders of said Monongahela Power Company at a special meeting of said stockholders, called separately from the meeting of the Stockholders of any other corporation, for the purpose of considering and approving or rejecting said Agreement and Articles of
Merger and held upon due notice accompanied by a copy of said Agreement and Articles given to all stockholders of said corporation whether or not entitled to vote, on the 20th day of October, 1965, and that said Agreement and Articles of Merger was adopted by the votes of stockholders of Monongahela Power Company representing two-thirds of the total number of shares of its capital stock then issued and outstanding; whereupon said
Agreement and Articles of Merger was duly adopted as the act of the said corporation.

     IN WITNESS WHEREOF, D. M. Kammert, President, and Erwin C.
Withers,
Secretary, of said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed this 30th day of November, 1965.

                                     D. M. KAMMERT
                                D. M. Kammert, President

                                     E. C. WITHERS
                                Erwin C. Withers, Secretary

(CORPORATE SEAL)

ATTEST:

           JOHN B. SABEL
     John B. Sabel, Assistant Secretary




                   CERTIFICATE OF PRESIDENT AND SECRETARY

                                     OF

                        THE MARIETTA ELECTRIC COMPANY

     D. M. Kammert, President, and Erwin C. Withers, Secretary, of
The
Marietta Electric Company, an Ohio corporation, do hereby certify as
President and Secretary of the said corporation that the Agreement and
Articles of Merger to which this certificate is attached, having been first duly approved by resolution of the Board of directors of each of the corporations, parties to said Agreement and Articles of Merger, was duly submitted to Monongahela Power Company, a West Virginia corporation, as the holder of all of the outstanding capital stock of The Marietta Electric Company, and that said Agreement and Articles of Merger was adopted by the written consent of Monongahela Power Company pursuant to
Title 17, Chapter 1701, Section 1701.54 of the Revised Code of
Ohio;
whereupon said Agreement and Articles of Merger was duly adopted as the act of said corporation.

     IN WITNESS WHEREOF, D. M. Kammert, President, and Erwin C.
Withers,
Secretary, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed this 30th day of November, 1965.

                                     D. M. KAMMERT
                                D. M. Kammert, President

                                     E. C. WITHERS
                                Erwin C. Withers, Secretary

(CORPORATE SEAL)

ATTEST:


                V. L. HOLT
     Victor L. Holt, Assistant Secretary




                   CERTIFICATE OF PRESIDENT AND SECRETARY

                                     OF

                       THE WEST MARYLAND POWER COMPANY

     D. M. Kammert, President, and Erwin C. Withers, Secretary, of
The
West Maryland Power Company, a Maryland corporation, do hereby certify as
President and Secretary of the said corporation that the Agreement and
Articles of Merger to which this certificate is attached, having been first duly approved by resolution of the board of directors of each of the corporations, parties to said Agreement and Articles of Merger, was duly submitted to Monongahela Power Company, a West Virginia corporation, as the holder of all of the outstanding capital stock of The West Maryland
Power Company, and that said Agreement and Articles of Merger was adopted by the written consent of Monongahela Power Company pursuant to
Article 23, Section 58 of the General Corporation Law of the State of
Maryland; whereupon said Agreement and Articles of Merger was duly adopted as the act of said corporation.

     IN WITNESS WHEREOF, D. M. Kammert, President, and Erwin C.
Withers,
Secretary, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed this 30th day of November, 1965.

                                     D. M. KAMMERT
                                D. M. Kammert, President

                                       E. C. WITHERS
                                Erwin C. Withers, Secretary

(CORPORATE SEAL)

ATTEST:

                V. L. HOLT
     Victor L. Holt, Assistant Secretary










                           CERTIFICATE OF  MERGER

                                     OF

                          MONONGAHELA POWER COMPANY

                                     AND

                       THE WEST MARYLAND POWER COMPANY

                                    INTO

                        THE MARIETTA ELECTRIC COMPANY

     The undersigned, D. M. Kammert and Erwin C. Withers, being, respec-tively, the President and the Secretary of Monongahela Power Company, a
West Virginia corporation, The Marietta Electric Company, an Ohio corpor-ation, and The West Maryland Power Company, a Maryland corporation, DO
HEREBY CERTIFY that the following was the manner of adoption by each of said corporations of the Agreement and Articles of Merger to which this certificate is attached:

     Said Agreement was first duly approved by resolution of the Board of
Directors of each of said corporations.

     Said Agreement was duly submitted to the stockholders of Monongahela
Power Company at a special meeting and was adopted by the votes of stockholders of Monongahela Power Company representing two-thirds of the total number of shares of its capital stock then issued and outstanding.
Said Agreement and Articles was duly submitted to Monongahela Power Company as the holder of all of the outstanding capital stock of The
Marietta Electric Company and all of the outstanding capital stock of The
West Maryland Power Company and was adopted by the written consent of said
Monongahela Power Company.

     WITNESS our hands this 30th day of November, 1965.

                                     D. M. KAMMERT
                                D. M. Kammert, President of
                                MONONGAHELA POWER COMPANY

                                     E. C. WITHERS
                                Erwin C. Withers, Secretary of
                                MONONGAHELA POWER COMPANY

                                     D. M. KAMMERT
                                D. M. Kammert, President of
                                THE MARIETTA ELECTRIC COMPANY

                                     E. C. WITHERS
                                Erwin C. Withers, Secretary of
                                THE MARIETTA ELECTRIC COMPANY

                                     D. M. KAMMERT
                                D. M. Kammert, President of
                                THE WEST MARYLAND POWER COMPANY

                                     E. C. WITHERS
                                Erwin C. Withers, Secretary of
                                THE WEST MARYLAND POWER COMPANY



                          CERTIFICATE OF AMENDMENT

                              to the Charter of

                          MONONGAHELA POWER COMPANY


     D. M. Kammert, President, and Paul G. Spiker, Assistant
Secretary of
Monongahela Power Company, an Ohio corporation (the "Corporation"), do hereby certify that a meeting of the shareholders of the Corporation entitled to vote on the proposal to amend Section 1.5 of the Charter of the Corporation, as contained in the following resolution, was duly called and held on April 18, 1966, at which meeting a quorum of such shareholders and each class and series thereof was present in person or by proxy, and that by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of the Corporation on such proposal and in addition thereto by the affirmative vote of the holders of two-thirds of each class and series of shares entitled to vote thereon the following resolution was adopted to amend the Charter:

     Resolved, that Section 1.5 of the Charter of the Corporation shall be amended in its entirety to read as follows:

     "1.5 The authorized number and the par value per share of shares with par value and the authorized number of shares without par value of the
Corporation, the express terms of the shares, the designation of each class, the authorized number and par value per share of the shares of each class, and the express terms of the shares of each class are as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 800 000, of which 190 000 shares of the par value of $100 each shall be Cumulative Preferred Stock, issuable in series as hereinafter provided, and 610 000 shares of the par value of $50 each shall be Common Stock. The authorized number of shares without par value of the Corporation is none.

     The following is a statement of the designations and the powers, preferences and rights of each class of stock of the Corporation, and the qualifications, limitations or restrictions thereof, together with an express grant of authority to the Board of Directors to fix by resolution or resolutions certain thereof with respect to shares of the several series of the Cumulative Preferred Stock:

     (1) The Cumulative Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in this Section 1.5 or in a resolution or resolutions providing for the issue of such stock adopted from time to time by the
Board of Directors; and, in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is also expressly vested with authority to fix the following provisions of the shares of such series:

           (a) The designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

           (b) The annual rate of dividends payable on shares of such series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be cumulative;

           (c) The redemption price or prices for shares of such series;
           (d) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the affairs of the
     Corporation, which amount may differ in the case of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

           (e) The rights, if any, of the holders of shares of such series to convert such shares into shares of stock of the Corporation of any class or of any series of any class and the terms and conditions of such conversion; and

           (f) Any other powers, preferences and rights, and qualifications, limitations or restrictions thereof, of shares of
     such series;

so far as not inconsistent with the provisions of this Section 1.5 applicable to all series of Cumulative Preferred Stock, and to the full extent now or hereafter permitted by the laws of the State of Ohio. All shares of Cumulative Preferred Stock shall be of equal rank and shall be identical, except in respect of the particulars that are fixed as hereinabove in this subsection provided; and all shares of each series shall be identical in all respect except as to the dates from which dividends thereon shall be cumulative.

     90 000 shares of the Cumulative Preferred Stock shall be a series of said Cumulative Preferred Stock designated as the 4.40% Cumulative Preferred Stock; 40 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.80% Cumulative Preferred Stock, Series B; and 60 000 shares of the Cumulative
Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.50% Cumulative Preferred Stock, Series C.

     (2) The following is a statement of the powers, preferences and rights of the 4.40% Cumulative Preferred Stock to the extent not set forth elsewhere herein:

           (a) The annual rate of dividends payable on shares of such series shall be four and forty hundredths per cent. (4.40%) per annum of the par value thereof, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series, shall be November 1, 1965;

           (b) The redemption price for shares of such series shall be
     106-1/2% of the par value thereof;

           (c) The amount payable on shares of such series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $106.50 per share, and the amount payable upon any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the par value thereof;

           (d) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class; and

           (e) The shares of such series shall not have any powers,
     preferences and rights other than as set forth in the Charter of the
     Corporation.

     (3) The following is a statement of the powers, preferences and rights of the 4.80% Cumulative Preferred Stock, Series B, to the extent not set forth elsewhere herein:

           (a) The annual rate of dividends payable on shares of such series shall be four and eighty hundredths per cent. (4.80%) per annum of the par value thereof, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series shall be
     November 1, 1965;

           (b) The redemption price for shares of such series shall be
     105.25% of the par value thereof;

           (c) The amount payable on shares of such series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $105.25 per share, and the amount payable upon any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the par value thereof;

           (d) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class; and

           (e) The shares of such series shall not have any powers,
     preferences and rights other than as set forth in the Charter of the
     Corporation.

     (4) The following is a statement of the powers, preferences and rights of the 4.50% Cumulative Preferred Stock, Series C, to the extent not set forth elsewhere herein:

           (a) The annual rate of dividends payable on shares of such series shall be four and fifty hundredths per cent. (4.50%) per annum of the par value thereof, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series shall be November 1, 1965;

           (b) The redemption price for shares of such series shall be
     103.50% of the par value thereof;

           (c) The amount payable on shares of such series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $103.50 per share, and the amount
     payable on shares of such series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the par value thereof;

           (d) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class; and

           (e) The shares of such series shall not have any powers,
     preferences and rights other than as set forth in the Charter of the
     Corporation.

     (5) The holders of the Cumulative Preferred Stock of each series, in preference to the holders of any class of stock ranking junior to the
Cumulative Preferred Stock, shall be entitled to receive, as and when declared by the Board of Directors out of any funds legally available therefor, cash dividends, at the rate for such series fixed in accordance with the provisions of subdivisions (1), (2), (3) and (4) of this Section
1.5, and no more, payable quarterly on the first days of February, May,
August and November, respectively, in each year, with respect to the quarterly period ending on the day preceding each such respective payment date. Such dividends shall be paid to shareholders of record on the respective dates, not exceeding twenty days prior to such payment dates, fixed by the Board of Directors for such purpose. Such dividends shall be cumulative, in the case of shares of each particular series:

           (a) if issued prior to the record date for the first dividend on shares of such series, then from the date fixed for the purpose as provided in subdivisions (1), (2), (3) and (4) of this Section
1.5;

           (b) if issued during the period commencing immediately after the record date for a dividend on shares of such series and terminating at the close of the payment date for such dividend, then
     from such dividend payment date; and

           (c) otherwise from the quarterly dividend payment date next preceding the date of issue of such shares.

No dividend shall be paid upon, or declared or set apart for, any share of
Cumulative Preferred Stock for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Cumulative Preferred Stock of all series then issued and outstanding and entitled to receive such dividend.

     (6) So long as any shares of Cumulative Preferred Stock shall be outstanding, the Corporation shall not declare any dividends or make any distributions in respect of outstanding shares of any stock (in this subdivision (6) called "junior stock") of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends or assets, other than dividends in shares of junior stock, or purchase or otherwise acquire for value any outstanding shares of junior stock (each such dividend, distribution, purchase or acquisition being in this subdivision (6) called a "dividend") in contravention of the following:

           (a) If and so long as the junior stock equity at the end of the calendar month immediately preceding the date on which a dividend on the junior stock is declared is, or as a result of such dividend would become, less than twenty per cent. (20%) of total consolidated capitalization, the Corporation shall not declare such dividends in an amount which, together with all other dividends on the junior stock paid within the year ending with and including the date on which such dividend is payable, exceeds fifty per cent. (50%) of the consolidated net income of the Corporation and its subsidiaries available for dividends on the junior stock for the twelve full calendar months immediately preceding the calendar month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on the junior stock which under the restriction set forth above in this paragraph (a) could have been,
     and have not been, declared; and

           (b) If and so long as the junior stock equity at the end of the calendar month immediately preceding the date on which a dividend on the junior stock is declared is, or as a result of such dividend would become, less than twenty-five per cent. (25%) but not less than twenty per cent. (20%) of total consolidated capitalization, the
     Corporation shall not declare dividends on the junior stock in an amount which, together with all other dividends on the junior stock paid within the year ending with and including the date on which such dividend is payable, exceeds seventy five per cent. (75%) of the consolidated net income of the Corporation and its subsidiaries available for dividends on the junior stock for the twelve full calendar months immediately preceding the calendar month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on junior stock which under the restrictions set forth in paragraph (a) of this subdivision (6) and in this paragraph (b) could have been, and have not been, declared.

     For the purposes of this subdivision (6) "junior stock equity" shall mean the aggregate of the par value of, or stated capital represented by, the outstanding shares of junior stock, all earned surplus, capital or paid-in surplus and any premiums on the junior stock then carried on the books of the Corporation and its consolidated subsidiaries less (i) the excess, if any, of the aggregate amount payable on involuntary liquidation of the Corporation upon all outstanding shares of Cumulative Preferred
Stock over the sum of (x) the aggregate par value of the shares of Cumulative Preferred Stock and (y) any premiums thereon; (ii) any amounts on the books of the Corporation and its consolidated subsidiaries known, or estimated, if not known, to represent the excess, if any, of recorded value over original cost of used or useful utility plant; and (iii) any intangible items set forth on the asset side of the consolidated balance sheet of the Corporation and its subsidiaries in accordance with generally accepted accounting principles, such as unamortized debt discount and expense; provided, however, that no deduction shall be required to be made in respect of items referred to in clauses (ii) and (iii) of this paragraph in cases in which such items are being amortized or are provided for, or are being provided for, by reserves.

     For the purposes of this subdivision (6) "total consolidated capitalization" shall mean the aggregate of (i) the principal amount of all outstanding indebtedness of the Corporation and its consolidated subsidiaries maturing more than twelve months after the date of issue thereof; and (ii) the par value of, or stated capital represented by, and any premiums carried on the books of the Corporation and its consolidated subsidiaries in respect of, the outstanding shares (except any eliminated in consolidation) of all classes of the capital stock of the Corporation and its consolidated subsidiaries, earned surplus and capital or paid-in surplus, less any amounts required to be deducted pursuant to clauses (ii) and (iii) of the immediately preceding paragraph of this subdivision (6) in the determination of junior stock equity.

     Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of subdivisions (1), (2), (3), (4), and
(11) of this Section 1.5, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding shares of any class of stock ranking junior to the Cumulative Preferred
Stock, and no holders of shares of Cumulative Preferred Stock of any series shall be entitled to share therein.

     (7) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any class of stock ranking junior to the
Cumulative Preferred Stock, the holders of the Cumulative Preferred Stock shall be entitled to be paid in full the respective amounts fixed in accordance with the provisions of subdivisions (1), (2), (3) and
(4) of
this Section 1.5, together with an amount, in the case of each share, computed at the annual dividend rate for the series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date fixed for such distribution or payment, less the aggregate amount of all dividends theretofore paid thereon.

If such payment shall have been made in full to the holders of the Cumulative Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the classes of stock ranking junior to the Cumulative Preferred Stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Cumulative Preferred
Stock, the holders of all series of Cumulative Preferred Stock shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation nor the sale or transfer of all or a part of its assets shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this subdivision (7).

     (8) The Cumulative Preferred Stock of any series may be redeemed, as a whole or in part, at the option of the Corporation, by vote of the Board of Directors, at any time or from time to time, at the applicable redemption price for such series fixed in accordance with the provisions of subdivisions (1), (2), (3) and (4) of this Section 1.5, together with an amount (hereinafter referred to as accrued dividends to the redemption date), in the case of each share, computed at the annual dividend rate for the series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate amount of all dividends theretofore paid thereon. If less than all the outstanding shares of Cumulative Preferred
Stock of any series are to be redeemed, the shares to be redeemed shall be determined by lot in such manner as the Board of Directors may prescribe.
Unless all dividends on the Cumulative Preferred Stock of all series for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart, the Corporation shall not acquire any shares of Cumulative Preferred Stock (except by redemption of all outstanding shares of Cumulative Preferred Stock) without obtaining approval under the Public Utility Holding Company Act of 1935 for such acquisition.

     Notice of every redemption of Cumulative Preferred Stock shall be mailed, addressed to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the stock books of the
Corporation (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption), and notice shall also be published at least once in one daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, The City of New York, the first publication and such mailing to be at least thirty days and not more than sixty days prior to the date fixed for redemption.

     If notice of redemption shall have been duly published and if, on or before the redemption date specified in the notice, all funds necessary for the redemption shall have been deposited in trust with a bank or trust company of the character described in the following paragraph and designated in the notice of redemption, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Cumulative
Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accumulate, and all rights with respect to the shares of Cumulative Preferred Stock so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including accrued dividends to the redemption date, but without interest.

     The Corporation may also, at any time prior to the redemption date specified in the notice of redemption, deposit in trust, for the account of the holders of the Cumulative Preferred Stock to be redeemed, with a bank or trust company in good standing, organized under the laws of the
United States of America or of the State of New York, doing business in the Borough of Manhattan, The City of New York, having capital, surplus and undivided profits aggregating at least Two Million dollars
($2 000 000), designated in the notice of redemption, all funds necessary for the redemption, and deliver irrevocable written instructions authorizing such bank or trust company, on behalf and at the expense of the Corporation, to cause notice of redemption to be duly mailed and publication of notice to be made as herein provided promptly upon receipt of such irrevocable instructions. Thereupon, notwithstanding that any certificate for shares of Cumulative Preferred Stock so called for redemption shall not have been surrendered for cancellation, all shares of
Cumulative Preferred Stock with respect to which the deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Cumulative Preferred Stock shall forthwith, upon such deposit in trust accompanied by irrevocable instructions as provided above, cease and terminate except only the right of the holders thereof to receive from such bank or trust company, at any time after the time of the deposit, the redemption price, including accrued dividends to the redemption date, but without interest, of the shares so to be redeemed, and the right to exercise, on or before the date fixed for redemption, privileges of conversion or exchange, if any, not theretofore expiring.

     Any moneys deposited by the Corporation pursuant to this subdivision
(8) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith. Any other moneys deposited by the Corporation pursuant to this subdivision (8) and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof.

     (9) Except as may be mandatorily required by law regardless of limitations contained in the Charter, at all meetings of the shareholders, every registered holder of Common Stock shall be entitled to vote and shall have one vote for each share standing in his name on the books of the Corporation on any record date fixed for such purpose or, if no such date be fixed, on the date of such meeting, and the holders of Cumulative
Preferred Stock shall have no right to vote except as provided hereinafter in this Section 1.5 or in accordance with subdivision (1) of this Section
1.5. Each present and future shareholder of the Corporation by becoming such thereby waives, to the full extent permitted by law, any right to vote for the election of Directors other than as provided in this subdivision (9).

     If, at any time, dividends on any of the outstanding shares of Cumulative Preferred Stock shall be in default in an amount equivalent to four or more full quarterly dividends, the Cumulative Preferred Stock, voting separately as a class, shall be entitled to elect the smallest number of Directors necessary to constitute a majority of the full Board, which right may be exercised until all arrears in payment of quarterly dividends on the Cumulative Preferred Stock shall have been paid, or deposited in trust for payment on or before the next succeeding dividend payment date. When all such arrears have been so paid or deposited in trust (and such arrears shall be so paid or deposited in trust as soon as lawful and reasonably practicable out of any assets of the Corporation available therefor), the Cumulative Preferred Stock shall be divested of such voting power, but subject always to the same provisions for the vesting of such voting power in the Cumulative Preferred Stock in the case of any future such default or defaults. So long as the Cumulative Preferred Stock shall have the right so to elect a majority of the Directors, the holders of the Common Stock, voting separately as a class, shall be entitled to vote for and elect the remaining Directors, and their right to vote for Directors shall be limited accordingly.

     The foregoing right of the Cumulative Preferred Stock to elect a majority of the Directors of the Corporation may be exercised at any annual meeting of shareholders or, within the limitations hereinafter provided, at a special meeting, of shareholders held for such purpose. If the date upon which such right of the holders of the Cumulative Preferred
Stock shall become vested shall be less than forty-five days or more than ninety days preceding the date of the next ensuing annual meeting of shareholders as fixed by the Code of Regulations of the Corporation, the
President of the Corporation shall call a special meeting of the holders of the Cumulative Preferred Stock and Common Stock to be held not less than forty-five days and not more than ninety days after the date upon which such right of the holders of the Cumulative Preferred Stock shall have become vested for the purpose of electing a new Board of Directors, of which a majority shall be elected by a vote of the Cumulative Preferred
Stock and the remainder shall be elected by a vote of the Common Stock, to serve until the next annual meeting or until their successors shall be elected and shall qualify. Notice of such meeting shall be mailed to each shareholder not less than ten days prior to the date of such meeting. The term of office of all Directors of the Corporation shall terminate at the time of any such meeting held for the purpose of electing a new Board of
Directors, notwithstanding that the term for which such Directors had been elected shall not then have expired. In the event that at any meeting at which holders of the Cumulative Preferred Stock shall be entitled to elect a majority of the Board of Directors, a quorum of the holders of such stock shall not be present in person or by proxy, the holders of the
Common Stock, if a quorum thereof be present, may temporarily elect the
Directors whom the holders of the Cumulative Preferred Stock are entitled but fail to elect, such Directors to be designated as having been so elected and their term of office to expire at such time thereafter as their successors shall be elected by the holders of the Cumulative Preferred Stock as herein provided.

     Whenever the Cumulative Preferred Stock shall be entitled to elect a majority of the Board of Directors, any holder of such stock shall have the right, during regular business hours, in person or by a duly authorized representative, to examine and to make transcripts of the stock records of the Corporation for the Cumulative Preferred Stock for the purpose of communicating with other holders of such stock with respect to the exercise of such right of election.

     Whenever the Cumulative Preferred Stock shall be divested of such voting power, the President of the Corporation shall, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by any bolder of Common Stock, call a special meeting of the holders of the Common Stock to be held within forty days after the delivery of such request for the purpose of electing a new Board of Directors to serve until the next annual meeting or until their respective successors shall be elected and shall qualify. If, at any such special meeting, any Director shall not be re-elected, his term of office shall terminate upon the election and qualification of his successor, not-withstanding that the term for which such Director was originally elected shall not then have expired.

     At any annual or special meeting of shareholders held for the purpose of electing Directors when the holders of the Cumulative Preferred Stock shall be entitled to elect a majority of the Board of Directors, the presence in person or by proxy of the holders of thirty-five per cent
(35%) of the outstanding shares of the Cumulative Preferred Stock shall be required to constitute a quorum for the election by such class of a majority of the Board of Directors, and the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock shall be required to constitute a quorum for the election by such class of the remaining Directors or for the election temporarily by such class of a majority of the Board of Directors as herein provided; provided, how-ever, that the majority of the holders of either such class of stock who are present in person or by proxy shall have power to adjourn such meeting for the election of Directors by such class from time to time without notice other than announcement at the meeting. No delay or failure by the holders of either such class of stock to elect the members of the Board of
Directors which such holders are entitled to elect shall invalidate the election of the remaining members of the Board of Directors by the holders of the other such class of stock. At any such election of Directors by the holders of shares of Cumulative Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the books of the Corporation on any record date fixed for such purpose or, if no such date be fixed, on the date on which the election is held.

     If, during any interval between annual meetings of shareholders for the election of Directors and while the Cumulative Preferred Stock shall be entitled to elect a majority of the Directors, the number of Directors in office who have been elected by the holders of the Cumulative Preferred
Stock or Common Stock, as the case may be, shall, by reason of resignation, death or removal, be less than the total number of Directors subject to election by the holders of shares of such class, (a) the vacancy or vacancies shall, if permitted by law, be filled by a majority vote of the remaining Directors then in office who were elected by such class or succeeded to a Director so elected, although such majority be less than a quorum, and (b) if not so filled within forty days after the creation thereof, the President of the Corporation shall call a special meeting of the holders of shares of such class and such vacancy or vacancies shall be filled at such special meeting.

     All, but not less than all, of the Directors elected by any class of stock may be removed from office by vote of the holders of a majority of the shares of the class of stock by which their successors would be elected. A special meeting of the holders of shares of such class may be called by a majority vote of the Board of Directors for the purpose of removing Directors in accordance with the provisions of this paragraph.
The President of the Corporation shall, in any event, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least five per cent. (5%) of the outstanding shares of such class, call a special meeting for such purpose to be held within forty days after the delivery of such request.

     Except as may be mandatorily required by law regardless of limitations contained in the charter, holders of Cumulative Preferred
Stock shall not be entitled to receive notice of any meeting of share-holders at which they are not entitled to vote or consent.

     In all elections of Directors each shareholder shall have the right to cast one vote for each share of stock owned by him and entitled to a vote and he may cast the same in person or by proxy for as many persons as there are Directors to be elected by the class of stock held by him, or he may cumulate such votes and give one candidate as many votes as the number of Directors to be elected by the class of stock held by him multiplied by the number of his shares of stock shall equal, or he may distribute them on the same principle among as many candidates and in such manner as he shall desire.

     (10) So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least two-thirds of the
Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

           (a) Any amendment, alteration or repeal of any of the provisions of the charter, which affects adversely the powers, preferences or rights of the holders of the Cumulative
Preferred
     Stock; provided, however, that if such amendment, alteration or repeal affects adversely the powers, preferences or rights of one or more but not all series of Cumulative Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds of each series so affected shall be required; and provided, further, that the amendment of the provisions of the Charter so as to increase or decrease the authorized amount of the Cumulative Preferred
Stock
     or so as to authorize or create, or so as to increase or decrease the authorized amount of, any new class of stock ranking on a parity as to dividends or assets with or any class of stock ranking junior to the Cumulative Preferred Stock or any security convertible into any such stock or into Cumulative Preferred Stock shall not be deemed to affect adversely the powers, preferences or rights of the holders of the Cumulative Preferred Stock or any series thereof, and the right is hereby reserved to make any such amendment upon the vote prescribed in subdivision (12) and the vote, if any, required by
     paragraph (b) subdivision (11) of this Section 1.5.; or

           (b) The authorization or creation, or the increase in the
     authorized amount, of any stock of any class, ranking prior as to dividends or assets to the Cumulative Preferred Stock or the issue of any shares of any such prior ranking stock more than twelve months after the date as of which the Corporation was empowered to create or authorize such prior ranking stock; provided, however, that no such consent of the holders of the Cumulative Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior stock or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Cumulative
     Preferred Stock at the time outstanding or, in the case of any such amendment, alteration or appeal as to which the consent of less than all series of the Cumulative Preferred Stock would otherwise be required, for the redemption of all shares of the series of Cumulative Preferred Stock the consent of which would otherwise be
     required.

     (11) So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least a majority of the
Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

           (a) The issue of any unsecured notes, debentures or other
     securities representing unsecured indebtedness, or the assumption of any such unsecured securities, for a purpose other than the refunding or renewing of outstanding unsecured securities theretofore issued or assumed by the Corporation resulting in equal or longer maturities or the redemption or other retirement of all outstanding shares of
     Cumulative Preferred Stock, if, immediately after such issuance or assumption, (i) the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation and then outstanding would thereby exceed twenty per cent. (20%) of the aggregate of (x) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then outstanding and (y) the capital stock, premiums thereon and surplus of the Corporation as then stated on the books of account of the
     Corporation, or (ii) the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation and then outstanding having maturities of less than ten years would thereby
     exceed ten per cent. (10%) of such aggregate. Payment due upon the maturity of unsecured debt having an original single maturity in excess of ten years or the payment due upon the final maturity of any unsecured serial debt which had original maturities in excess of ten years shall not be regarded for purposes of clause (ii) of this Para-
     graph (a) as unsecured debt of a maturity of less than ten years until such payment is required to be made within three years;

           (b) The authorization or creation, or the increase in the
     authorized amount, of any new class of stock ranking on a parity with the Cumulative Preferred Stock or of any security convertible into
     Cumulative Preferred Stock or into stock of any class ranking on a parity with the Cumulative Preferred Stock, and the right is hereby reserved to make any amendment of the charter required in connection therewith upon the vote prescribed in subdivision (12) of this
     Section 1.5 and the vote prescribed in this subdivision (11);

           (c) The issue of any additional shares or the reissue of any reacquired shares of Cumulative Preferred Stock or any shares of stock of any class ranking on a parity as to dividends or assets with the Cumulative Preferred Stock for any purpose other than to refinance an equal par amount or stated value of Cumulative
Preferred
     Stock or of any class of outstanding stock ranking on a parity as to dividends or assets with the Cumulative Preferred Stock, unless the consolidated gross income of the Corporation and its subsidiaries
     (after all taxes including taxes based on income) for twelve consecutive calendar months within a period of fifteen calendar
     months immediately preceding the calendar month of such issuance is equal to at least one and one-half times the aggregate of the annual interest charges on indebtedness of the Corporation and its consolidated subsidiaries (excluding interest charges on indebtedness
     to be retired by the application of the proceeds from the issuance of such shares) and the annual dividend requirements on all preferred stock (including dividend requirements on any class of stock ranking prior to or on a parity with the shares to be issued, as to dividends or assets), which will be outstanding immediately after the issuance of such shares. If, during the period as of which gross income is to be determined for the purpose set forth in this paragraph (c), the amount, if any, required to be expended by the Corporation and its consolidated subsidiaries for property additions pursuant to a renewal and replacement fund or similar fund established under any then existing general indenture or mortgage or deed of trust of the
     Corporation shall exceed the amount deducted in the determination of such gross income on account of depreciation and amortization of electric plant acquisition adjustments, such excess shall also be deducted in determining such gross income;

           (d) The issue of any additional shares or the reissue of any reacquired shares of Cumulative Preferred Stock or of any shares of stock of any class ranking on a parity with the Cumulative
Preferred
     Stock, as to dividends or assets for any purpose other than to refinance an equal par amount or stated value of Cumulative
Preferred
     Stock or of any class of outstanding stock ranking on a parity as to dividends or assets with the Cumulative Preferred Stock unless the aggregate of the capital of the Corporation applicable to all stock of any class ranking junior to the Cumulative Preferred Stock, plus the consolidated surplus of the Corporation and its subsidiaries, shall be not less than the aggregate amount payable upon involuntary liquidation, dissolution or winding up of the affairs of the Corporation to the holders of all shares of the Cumulative
Preferred
     Stock and of any shares of stock of any class ranking prior thereto or on a parity as to dividends and assets with the Cumulative Preferred Stock to be outstanding immediately after such proposed
     issue, excluding from such computation all indebtedness and stock to be retired through such proposed issue. If for the purposes of meeting the foregoing requirement, it shall have been necessary to take into consideration any of the consolidated earned surplus of the
     Corporation and its subsidiaries, the Corporation shall not thereafter pay any dividends on or make any distributions in respect
     of, or purchase or otherwise acquire for value, shares of stock of the Corporation of any class ranking junior to the Cumulative Preferred Stock which would result in reducing the junior stock
     equity (as defined in subdivision (6) of this Section 1.5) to an amount less than the amount payable on involuntary liquidation of the
     Corporation with respect to all shares of the Cumulative
Preferred
     Stock and all shares ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or assets, at the time
     outstanding; or

           (e)  The sale or other disposition of all or
substantially all
     of the assets of the Corporation or the consolidation or merger of the Corporation; provided, however, that except as may be mandatorily required by law regardless of limitations contained in the charter, no such consent shall be required with respect to (i) a sale or other disposition of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation if such
     sale, other disposition, consolidation or merger, or the issuance or assumption of all securities to be issued or assumed in connection therewith, shall have been ordered or approved under the Public
     Utility Holding Company Act of 1935 or (ii) a sale or other disposition of all or substantially all of the assets of the Corporation to a subsidiary of the Corporation or a consolidation or
     merger of the Corporation with a subsidiary of the Corporation if none of the powers, preferences or rights of the holders of the
     Cumulative Preferred Stock will be adversely affected thereby, and if none of the property or business of the Corporation will thereby become subject to the lien of any mortgage, deed of trust or other encumbrance, and if the company resulting from or surviving such sale, other disposition, consolidation or merger will be authorized to carry on the business then being conducted by the Corporation and will have authorized or outstanding, after such sale, other disposition, consolidation or merger, no stock of any class or other
     securities ranking prior to or on a parity with the Cumulative Preferred Stock, or securities convertible into any such stock
or
     securities, except the same number of shares of stock and the same amount of other securities with the same powers, preferences and rights as the stock and securities of the Corporation authorized and outstanding immediately preceding such sale, other disposition, consolidation or merger, and if each holder of Cumulative
Preferred
     Stock at the time of such sale, other disposition, consolidation or merger will receive the same number of shares, with the same powers, preferences and rights, of the resulting or surviving company as he held of the Cumulative Preferred Stock;

provided, however, that no such consent of the holders of the Cumulative
Preferred Stock shall be required if, at or prior to the time when the issuance of any such securities representing unsecured indebtedness or when the issuance of any such parity stock or convertible security or any such additional shares of Cumulative Preferred Stock is to be made, or when such sale, other disposition, consolidation or merger is to take effect as the case may be, provision is made for the redemption of all shares of Cumulative Preferred Stock at the time outstanding.

     (12) The Corporation reserves the right, subject only to any requisite vote or consent of the holders of any other class of stock specifically required by the provisions of the charter, to amend or change any and all provisions of the charter (including a change in the preferences given to any one or more classes of stock by the charter or an increase or decrease in the amount of the authorized stock of such class or classes or an increase or decrease in the par value thereof) by the vote in favor thereof, given in person or by proxy at any meeting called for the purpose, of the holders of a majority of the outstanding shares of
Common Stock. The holders of the Cumulative Preferred Stock shall have no right to vote or consent with respect to any such amendment except as specifically provided in subdivisions (10) and (11) of this Section
1.5 or
in accordance with subdivision (1) of this Section 1.5.

     (13) Except as otherwise provided in paragraph (a) of subdivision
(10) of this Section 1.5 or with respect to any particular series in accordance with the provisions of subdivision (1) of this Section 1.5, whenever shares of two or more series of the Cumulative Preferred Stock are outstanding, no particular series of the Cumulative Preferred Stock shall be entitled to vote or consent as a separate series on any matter, and all shares of Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote or consent of the shareholders by classes may now or hereafter be required.

     (14) No holder of any shares of Cumulative Preferred Stock of any series shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or any securities convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class.

     (15) Any shares of Cumulative Preferred Stock which are redeemed or retired, except shares retired through conversion or through the operation of any sinking fund or redemption or purchase account, shall thereafter have the status of authorized but unissued shares of Cumulative Preferred
Stock of the Corporation and may thereafter be reclassified and reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Cumulative Preferred Stock.

     (16) Subject to the limitations set forth in this Section 1.5, all or any of the shares of stock of the Corporation of any class and securities convertible into stock of any class may be issued by the Corporation, acting through its Board of Directors, without action by the shareholders, from time to time, for such consideration, or by way of dividend, in such manner and upon such terms as may be determined and deemed advisable from time to time by the Board of Directors. Such consideration, in the case of shares having a par value, shall not be less than the par value thereof and, in the case of securities convertible into shares of stock having a par value, shall not be less than the par value of the shares into which such securities are convertible, except as otherwise permitted by law.
Such consideration may consist of cash, labor done, real and/or personal property, or the use thereof, and the value of any such consideration consisting of such labor or property or the use thereof shall be as determined by the Board of Directors. All shares of stock so issued, for which the consideration so fixed has been received by the Corporation, shall be deemed fully paid stock and shall not be liable to any further calls or assessments thereon."

     IN WITNESS WHEREOF, D. M. Kammert, President, and Paul G.
Spiker,
Assistant Secretary of Monongahela Power Company, acting for and on behalf of the Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be hereunto affixed this 29th day of April,
1966.


                                          MONONGAHELA POWER COMPANY


                                               By   D. M. KAMMERT
                                                         President

[CORPORATE SEAL]

                                                    PAUL G. SPIKER
                                                         Assistant
Secretary



































UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                              to Articles of

                          MONONGAHELA POWER COMPANY

filed in this office on the 5th day of May A. D. 1966 and recorded on Roll
B455, Frame 1496 of the Records of Incorporations.


[SEAL]                               WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 6th day
of May A.
                                     D. 1966


                                          TED W. BROWN
                                          Ted W. Brown
                                          Secretary of State



































                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     Cecil G. McVay, President, and John B. Sabel, Secretary of Monon-gahela Power Company, an Ohio corporation, do hereby certify that on
July 14, 1967, the following resolution was adopted in a writing approved and signed as specified in Section 1701.54 of the Revised Code of
Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

                'The total number of shares of all classes of stock which
           the Corporation shall have authority to issue is 850
000, of
           which 240 000 shares of the par value of $100 each shall be
           Cumulative Preferred Stock, issuable in series as hereinafter provided, and 610 000 shares of the par value of $50 each shall be Common Stock. The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, Cecil G. McVay, President, and John B.
Sabel,
Secretary of Monongahela Power Company, acting for and on behalf of said
Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 8th day of August, 1967.


                                          MONONGAHELA POWER COMPANY


                                               By   CECIL G. MCVAY
                                                         President

[CORPORATE SEAL]

                                               By   JOHN B. SABEL
                                                         Secretary























     UNITED STATES OF AMERICA,
           STATE, OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED, W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the,original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY

filed in this office on the 14th day of August A.D. 1967 and recorded on
Roll B517, Frame 634 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio, this 14th day of
August A. D. 1967.


                                                    TED W. BROWN
                                                    Ted W. Brown
                                                    Secretary of
State

[SEAL]


































                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     Cecil G. McVay, President, and John B. Sabel, Secretary of Monongahela Power Company, an Ohio corporation, do hereby certify that the following resolutions were adopted by the Board of Directors of the Corporation at a meeting duly called and held on August 15, 1967, pursuant to the authority granted to said Board in the third paragraph of Section
1.5 of the Charter of the Corporation to fix by resolution or resolutions the designations and certain of the powers, preferences and rights of shares of the several series of Cumulative Preferred Stock of the
Corporation:

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5
of the Charter of the Corporation be, and it hereby is, amended in its entirety to read as follows:

     "90 000 shares of the Cumulative Preferred Stock shall be a series of said Cumulative Preferred Stock designated as the 4.40% Cumulative Preferred Stock; 40 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.80% Cumulative Preferred Stock, Series B; 60 000 shares of the Cumulative
Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.50% Cumulative Preferred Stock, Series C; and 50 000
shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $6.28 Cumulative Preferred
Stock, Series D".

     AND FURTHER RESOLVED, that Section 1.5 of the Charter of the
Corporation be, and it hereby is, amended to add the letter "A" after the numeral "(4)" in subdivision (4) and to add the following additional paragraph B to subdivision (4):

           "B. The following is a statement of the powers, preferences and rights of the $6.28 Cumulative Preferred Stock, Series D, to the
     extent not set forth elsewhere herein:

                (a) The annual rate of dividends payable on shares of such series shall be $6.28, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series shall be August 22, 1967;

                (b) The redemption price for shares of such series shall
           be $107.57 if redeemed on or before August 1, 1972;
$106.00 per
           share if redeemed thereafter and on or before August 1, 1977;
           $104.43 per share if redeemed thereafter and on or before
           August 1, 1982; and $102.86 per share if redeemed after August
           1, 1982;

                (c) The amount payable on shares of such series in the
           event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be an amount per share equal to the then current redemption price thereof, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution or winding up of the
           affairs of the Corporation shall be the par value thereof;

                (d) The holders of shares of such series shall not have
           the right to convert such shares into shares of the stock of the
           Corporation of any class or of any series of any class;
and

                (e) The shares of such series shall not have any powers,
           preferences and rights other than as set forth in the Charter of the Corporation."

     IN WITNESS WHEREOF, Cecil G. McVay, President, and John B.
Sabel,
Secretary of Monongahela Power Company, acting for and on behalf of the
Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 16th day of August, 1967.


                                          MONONGAHELA POWER COMPANY


                                               By   CECIL G. MCVAY
                                                         President

[CORPORATE SEAL]

                                               By   JOHN B. SABEL
                                                         Secretary







































UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY

filed in this office on the 16th day of August A.D. 1967 and recorded on
Roll B Frame    of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio, this 16th day of
August A. D. 1967.


                                                    TED W. BROWN
                                                    Ted W. Brown
                                                    Secretary of
State

[SEAL]




































[CONFORMED COPY]




                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     Cecil G. McVay, President, and John B. Sabel, Secretary, of Monon-gahela Power Company, an Ohio corporation, do hereby certify that on
May 17, 1968, the following resolution was adopted in a writing approved and signed as specified in Section 1701.54 of the Revised Code of
Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

                'The total number of shares of all classes of stock which
           the Corporation shall have authority to issue is 900
000, of
           which 290 000 shares of the par value of $100 each shall be
           Cumulative Preferred Stock, issuable in series as hereinafter provided, and 610 000 shares of the par value of $50 each shall be Common Stock. The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, Cecil G. McVay, President, and John B.
Sabel,
Secretary of Monongahela Power Company, acting for and on behalf of said
Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 20th day of May, 1968.


                                          MONONGAHELA POWER COMPANY


                                               By   CECIL G. McVAY
                                                         President

[CORPORATE SEAL]

                                               By   JOHN B. SABEL
                                                         Secretary


















     UNITED STATES OF AMERICA,
           STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY

filed in this office on the 20th day of May A. D. 1968, and recorded on
Roll B558 Frame 903 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio, this 20th day of
May A. D. 1968.


                                                    TED W. BROWN
                                                    Ted W. Brown
                                                    Secretary of
State

[SEAL]



































[CONFORMED  COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     Cecil G. McVay, President, and John B. Sabel, Secretary, of Monongahela Power Company, an Ohio corporation, do hereby certify that the following resolutions were adopted by the Board of Directors of the Corporation at a meeting duly called and held on May 28, 1968, pursuant to the authority granted to said Board in the third paragraph of
Section 1.5
of the Charter of the Corporation to fix by resolution or resolutions the designations and certain of the powers, preferences and rights of shares of the several series of Cumulative Preferred Stock of the
Corporation:

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5
of the Charter of the Corporation be, and it hereby is, amended in its entirety to read as follows:

           "90 000 shares of the Cumulative Preferred Stock shall
be a
     series of said Cumulative Preferred Stock designated as the
4.40%
     Cumulative Preferred Stock; 40 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the 4.80% Cumulative Preferred Stock, Series B; 60 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the 4.50% Cumulative Preferred
Stock,
     Series C; 50 000 shares of the Cumulative Preferred Stock
shall be a
     series of the Cumulative Preferred Stock designated as the
$6.28
     Cumulative Preferred Stock, Series D; and 50 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $7.36 Cumulative Preferred
Stock,
     Series E".

     AND FURTHER RESOLVED, that Section 1.5 of the Charter of the
Corporation be, and it hereby is, amended to add the following additional paragraph C to subdivision (4):

           "C. The following is a statement of the powers, preferences and rights of the $7.36 Cumulative Preferred Stock, Series E, to the
     extent not set forth elsewhere herein:
                (a) The annual rate of dividends payable on shares of such series shall be $7.36, and the date from which dividends shall be cumulative on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be June 6, 1968;
                (b) The redemption price for shares of such series shall
           be $108.88 if redeemed on or before June 1, 1973;
$107.04 per
           share if redeemed thereafter and on or before June 1, 1978;
           $105.20 per share if redeemed thereafter and on or before June
           1, 1983; and $103.36 per share if redeemed after June 1, 1983;
                (c) The amount payable on shares of such series in the
           event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be an amount per share equal to the then current redemption price thereof, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution or winding up of the
           affairs of the Corporation shall be the par value thereof;
                (d) The holders of shares of such series shall not have
           the right to convert such shares into shares of the stock of the
           Corporation of any class or of any series of any class;
and
                (e) The shares of such series shall not have any powers,
           preferences and rights other than as set forth in the Charter of the Corporation."

     IN WITNESS WHEREOF, Cecil G. McVay, President, and John B.
Sabel,
Secretary of Monongahela Power Company, acting for and on behalf of the
Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 29th day of May, 1968.


                                          MONONGAHELA POWER COMPANY


                                               By   CECIL G. MCVAY
                                                         President


                                               By   JOHN B. SABEL
                                                         Secretary

[CORPORATE SEAL]








































UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                              to the Charter of

                          MONONGAHELA POWER COMPANY

filed in this office on the 29th day of May A. D. 1968 and recorded on
Roll B559, Frame 1986 of the Records of Incorporations.


[SEAL]                               WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 29th day
of May
                                     A. D. 1968.


                                          TED W. BROWN
                                          Ted W. Brown
                                          Secretary of State




































[CONFORMED COPY]




                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     Cecil G. McVay, President, and John B. Sabel, Secretary, of Monongahela Power Company, an Ohio corporation, do hereby certify that on
December 16, 1968, the following resolution was adopted in a writing approved and signed as specified in Section 1701.54 of the Revised Code of
Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

                'The total number of shares of all classes of stock which
           the Corporation shall have authority to issue is 1 500
000, of
           which 290 000 shares of the par value of $100 each shall be
           Cumulative Preferred Stock, issuable in series as hereinafter provided, and 1 210 000 shares of the par value of $50 each shall be Common Stock. The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, Cecil G. McVay, President, and John B.
Sabel,
Secretary of Monongahela Power Company, acting for and on behalf of said
Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 15th day of January, 1969.


                                          MONONGAHELA POWER COMPANY


                                               BY   CECIL G. MCVAY
                                                         President

[CORPORATE SEAL]
                                               BY   JOHN B. SABEL
                                                         Secretary


















     United States of America
           State of Ohio,
Office of the Secretary of State.


     I, Ted W. Brown, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                              to the Charter of

                          Monongahela Power Company

filed in this office on the 16th day of January A. D. 1969, and recorded on Roll B596 Frame 1839 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio, this 16th day of
January A. D. 1969.


                                          Ted W. Brown
                                          Ted W. Brown
                                          Secretary of State

[SEAL]



































[CONFORMED  COPY]


                          CERTIFICATE OF AMENDMENT

                              to the Charter of

                          MONONGAHELA POWER COMPANY


     Luther S. Singley, Executive Vice President and General
Manager, and
John B. Sabel, Secretary of Monongahela Power Company, an Ohio corpor-ation, do hereby certify that on April 27, 1970, the following resolution was adopted in a writing approved and signed as specified in Section
1701.54 of the Revised Code of Ohio:

           RESOLVED, that the Charter of Monongahela Power Company, an Ohio corporation, is hereby amended by
           1. striking out the second paragraph of Section 1.5 and insert-
     ing in lieu thereof the following:

                "The total number of shares of all classes of stock which
           the Corporation shall have authority to issue is 1 550
000, of
           which 340 000 shares of the par value of $100 each shall be
           Cumulative Preferred Stock, issuable in series as hereinafter provided, and 1 210 000 shares of the par value of $50 each shall be Common Stock. The authorized number of shares without par value of the Corporation is none."

           2. striking out paragraph (c) of subdivision (1) of
Section 1.5
     and inserting in lieu thereof the following:

                "(c) The redemption rights and prices for shares of such
           series;"

     and
           3. striking out the first sentence of subdivision (8) of Section
     1.5 and inserting in lieu thereof the following:

                "The Cumulative Preferred Stock of any series may be
           redeemed, as a whole or in part, at the option of the Corporation, by vote of the Board of Directors, at any time or
           from time to time, or at the times fixed for such series under the provisions of subdivision (1) of this Section, at the
           applicable redemption price fixed for such series under such provisions, or set forth in subdivisions (2), (3) and
(4), of
           this Section, together with an amount (hereinafter referred to as accrued dividends to the redemption date), in the case of each share, computed at the annual dividend rate for the series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate amount of all dividends theretofore paid thereon."

     IN WITNESS WHEREOF, Luther S. Singley, Executive Vice
President and
General Manager, and John B. Sabel, Secretary of Monongahela Power Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 7th day of May, 1970.


                                          MONONGAHELA POWER COMPANY


                                               By   LUTHER S.
SINGLEY
                                                    Executive Vice
President
                                                    and General
Manager

[CORPORATE SEAL]

                                               By   JOHN B. SABEL
                                                    Secretary



UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the Amendment to Articles of
Incorporation of MONONGAHELA POWER COMPANY filed in this office on the 8th day of May A. D. 1970 and recorded on Roll B677, Frame 1020 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio, this 11th day of
May A. D. 1970.


                                          TED W. BROWN
                                          Ted W. Brown
                                          Secretary of State





[SEAL]


























[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              to the Charter of

                          MONONGAHELA POWER COMPANY


     Luther S. Singley, Executive Vice President and General
Manager, and
John B. Sabel, Secretary, of Monongahela Power Company, an Ohio corporation, do hereby certify that the following resolutions were adopted by the Board of Directors of the Corporation at a meeting duly called and held on May 13, 1970, pursuant to the authority granted to said Board in the third paragraph of Section 1.5 of the Charter of the Corporation to fix by resolution or resolutions the designations and certain of the powers, preferences and rights of shares of the several series of Cumulative Preferred Stock of the Corporation:

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5
of the Charter of the Corporation be, and it hereby is, amended in its entirety to read as follows:

           "90 000 shares of the Cumulative Preferred Stock shall
be a
     series of said Cumulative Preferred Stock designated as the
4.40%
     Cumulative Preferred Stock; 40,000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the 4.80% Cumulative Preferred Stock, Series B; 60 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the 4.50% Cumulative Preferred
Stock,
     Series C; 50 000 shares of the Cumulative Preferred Stock
shall be a
     series of the Cumulative Preferred Stock designated as the
$6.28
     Cumulative Preferred Stock, Series D; 50 000 shares of the
Cumulative
     Preferred Stock shall be a series of the Cumulative Preferred
Stock
     designated as the $7.36 Cumulative Preferred Stock, Series E;
and 50
     000 shares of the Cumulative Preferred Stock shall be a series of the
     Cumulative Preferred Stock designated as the $9.64 Cumulative Preferred Stock, Series F".

     AND FURTHER RESOLVED, that Section 1.5 of the Charter of the
Corporation be, and it hereby is, amended to add the following additional paragraph D to subdivision (4) :

           "D. The following is a statement of the powers, preferences and rights of the $9.64 Cumulative Preferred Stock, Series F, to the
     extent not set forth elsewhere herein:

                (a) The annual rate of dividends payable on shares of such series shall be $9.64, and the date from which dividends shall be cumulative on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be May 21, 1970;

                (b) The redemption price for shares of such series
shall be
           $111.11 per share if redeemed on or before May 1, 1975;
$108.70
           per share if redeemed thereafter and on or before May 1, 1980;
           $106.29 per share if redeemed thereafter and on or before May 1,
           1985; and $103.88 per share if redeemed after May 1, 1985;

                (c) The amount payable on shares of such series in the
           event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be an amount per share equal to the then current redemption price thereof, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution or winding up of the
           affairs of the Corporation shall be the par value thereof;

                (d) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the
           Corporation of any class or of any series of any class;
and

                (e) The shares of such series shall not have any powers,
           preferences and rights other than as set forth in the Charter of the Corporation."

     IN WITNESS WHEREOF, Luther S. Singley, Executive Vice
President and
General Manager, and John B. Sabel, Secretary of Monongahela Power Company, acting for and on behalf of the Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 14th day of May, 1970.


                                          MONONGAHELA POWER COMPANY


                                          By   LUTHER S. SINGLEY
                                               Executive Vice
President and
                                               General Manager


                                          By   JOHN B. SABEL
                                               Secretary

[CORPORATE SEAL]






























UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the Amendment to Articles of
Incorporation of MONONGAHELA POWER COMPANY filed in this office on the
15th day of May A. D. 1970 and recorded on Roll B678, Frame 1230 of the
Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio, this 15th day of
May A. D. 1970.



                                                    TED W. BROWN
                                                    Ted W. Brown
                                                    Secretary of
State


[SEAL]








































[Conformed  Copy]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     Luther S. Singley, Executive Vice President and General
Manager, and
John B. Sabel, Secretary, of Monongahela Power Company, an Ohio corporation, do hereby certify that on May 3, 1971, the following resolution was adopted in a writing approved and signed as specified in
Section 1701.54 of the Revised Code of Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

                'The total number of shares of all classes of stock which
           the Corporation shall have authority to issue is 1 600
000, of
           which 390 000 shares of the par value of $100 each shall be
           Cumulative Preferred Stock, issuable in series as hereinafter provided, and 1 210 000 shares of the par value of $50 each shall be Common Stock. The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, Luther S. Singley, Executive Vice
President and
General Manager, and John B. Sabel, Secretary of Monongahela Power Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this l0th day of May, 1971.


                                          MONONGAHELA POWER COMPANY


                                          By   L. S. SINGLEY
                                               Executive Vice
President
                                               and General Manager

[CORPORATE SEAL]

                                          By   JOHN B. SABEL
                                               Secretary

















UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the Certificate of Amendment to Article of Incorporation of MONONGAHELA POWER COMPANY filed in this office on the 10th day of May A. D. 1971 and recorded on Roll B740, Frame
730 of the Records of Incorporations.


[SEAL]                               WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 10th day
of May
                                     A. D. 1971


                                          TED W. BROWN
                                          Ted W. Brown
                                          Secretary of State










































[Conformed Copy]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     Francis J. McAlary, Vice President, and John B. Sabel,
Secretary, of
Monongahela Power Company, an Ohio corporation, do hereby certify that the following resolutions were adopted by the Board of Directors of the Corporation at a meeting duly called and held on May 18, 1971, pursuant to the authority granted to said Board in the third paragraph of
Section 1.5
of the Charter of the Corporation to fix by resolution or resolutions the designations and certain of the powers, preferences and rights of shares of the several series of Cumulative Preferred Stock of the
Corporation:

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5
of the Charter of the Corporation is hereby amended in its entirety to read as follows:

           "90 000 shares of the Cumulative Preferred Stock shall
be a
     series of said Cumulative Preferred Stock designated as the
4.40%
     Cumulative Preferred Stock; 40 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the 4.80% Cumulative Preferred Stock, Series B; 60 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the 4.50% Cumulative Preferred
Stock,
     Series C; 50 000 shares of the Cumulative Preferred Stock
shall be a
     series of the Cumulative Preferred Stock designated as the
$6.28
     Cumulative Preferred Stock, Series D; 50 000 shares of the
Cumulative
     Preferred Stock shall be a series of the Cumulative Preferred
Stock
     designated as the $7.36 Cumulative Preferred Stock, Series E;
50 000
     shares of the Cumulative Preferred Stock shall be a series of the
     Cumulative Preferred Stock designated as the $9.64 Cumulative Preferred Stock, Series F; and 50 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred
Stock
     designated as the $8.80 Cumulative Preferred Stock, Series G."

     AND FURTHER RESOLVED, that Section 1.5 of the Charter of the
Corporation is hereby amended to add the following additional paragraph E to subdivision (4):

           "E. The following is a statement of the powers, preferences and rights of the $8.80 Cumulative Preferred Stock, Series G, to the
     extent not set forth elsewhere herein:

                (a) The annual rate of dividends payable on shares of such series shall be $8.80, and the date from which dividends shall be cumulative on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be May 26, 1971;

                (b) Before May 1, 1976, no shares of such series may be
           redeemed with or in anticipation of (i) moneys borrowed at an interest cost to the Corporation of less than 8.78% a year or
           (ii) the proceeds of preferred stock sold by the Corporation at a price per share (exclusive of accrued dividends) the division of which into the annual dollar dividend rate per share of such stock produces a quotient of less than 8.78%. Otherwise the shares of such series may be redeemed, as a whole or in part, by the Corporation at any time or from time to time.

                (c) The redemption price for shares of such series
shall be
           $110.80 per share if redeemed on or before May 1, 1976;
$108.60
           per share if redeemed thereafter and on or before May 1, 1981;
           $106.40 per share if redeemed thereafter and on or before May 1,
           1986; and $104.20 per share if redeemed after May 1, 1986;

                (d) The amount payable on shares of such series in the
           event of any voluntary liquidation, dissolution or winding tip of the affairs of the Corporation shall be an amount per share equal to the then current redemption price thereof, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution or winding up of the
           affairs of the Corporation shall be the par value thereof;

                (e) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the
           Corporation of any class or of any series of any class;
and

                (f) The shares of such series shall not have any powers,
           preferences and rights other than as set forth in the Charter of the Corporation."

     IN WITNESS WHEREOF, Francis J. McAlary, Vice President, and
John B.
Sabel, Secretary of Monongahela Power Company, acting for and on behalf of the Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 19th day of May, 1971.


                                          MONONGAHELA POWER COMPANY


                                               By   F. J. McALARY
                                                         Vice
President

                                               By   JOHN B. SABEL
                                                         Secretary

[CORPORATE SEAL]






















UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                                     for

                          MONONGAHELA POWER COMPANY

filed in this office on the 20th day of May A. D. 1971 and recorded on
Roll B742, Frame 532 of the Records of Incorporations.


[SEAL]                               WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 20th day
of May
                                     A. D. 1971


                                          TED W. BROWN
                                          Ted W. Brown
                                          Secretary of State




































[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     Luther S. Singley, Executive Vice President and General
Manager, and
John B. Sabel, Secretary, of Monongahela Power Company, an Ohio corporation, do hereby certify that on November 22, 1971, the following resolution was adopted in a writing approved and signed as specified in
Section 1701.54 of the Revised Code of Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

           'The total number of shares of all classes of stock which the
     Corporation shall have authority to issue is 2 350 000, of which
     390 000 shares of the par value of $100 each shall be Cumulative
     Preferred Stock, issuable in series as hereinafter provided, and
     1 960 000 shares of the par value of $50 each shall be Common
Stock.
     The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, Luther S. Singley, Executive Vice
President and
General Manager, and John B. Sabel, Secretary of Monongahela Power Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 24th day of November, 1971.


                                          MONONGAHELA POWER COMPANY


                                          BY   L. S. SINGLEY
                                               Executive Vice
President
                                               and General Manager

[CORPORATE SEAL]

                                          BY   JOHN B. SABEL
                                               Secretary

















     United States of America
           State of Ohio,
Office of the Secretary of State


     I, Ted W. Brown, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                              to the Charter of

                          Monongahela Power Company

filed in this office on the 24th day of November A. D. 1971, and recorded on Roll B774 Frame 1676 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio, this 24th day of
November A. D. 1971.


                                          Ted W. Brown
                                          Ted W. Brown
                                          Secretary of State

[SEAL]




































[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     L. S. Singley, Executive Vice President and General Manager,
and John
B. Sabel, Secretary, of Monongahela Power Company, an Ohio
corporation, do
hereby certify that on March 27, 1972, the following resolution was adopted in a writing approved and signed as specified in Section
1701.54
of the Revised Code of Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

                'The total number of shares of all classes of stock which
           the Corporation shall have authority to issue is 2 500
000, of
           which 540 000 shares of the par value of $100 each shall be
           Cumulative Preferred Stock, issuable in series as hereinafter provided, and 1 960 000 shares of the par value of $50 each shall be Common Stock. The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, L. S. Singley, Executive Vice President and
General Manager, and John B. Sabel, Secretary of Monongahela Power Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 3rd day of April, 1972.


                                          MONONGAHELA POWER COMPANY


                                          By   L. S. SINGLEY
                                               Executive Vice
President
                                               and General Manager

[CORPORATE SEAL]

                                          By   JOHN B. SABEL
                                               Secretary

















UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          CERTIFICATE OF AMENDMENT

                                TO CHARTER OF

                          MONONGAHELA POWER COMPANY

filed in this office on the 4th day of APRIL A.D. 1972, and recorded on
Roll B798, Frame 1371 of the Records of Incorporations.


                                     WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 4th day
of April
                                     A.D. 1972.

[SEAL]

                                          TED W. BROWN
                                          Ted W. Brown
                                          Secretary of State



































[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     J. D. Gorman, Vice President, and John B. Sabel, Secretary, of Monongahela Power Company, an Ohio corporation, do hereby certify that the following resolutions were adopted by the Board of Directors of the Corporation at a meeting duly called and held on April 11, 1972, pursuant to the authority granted to said Board in the third paragraph of Section
1.5 of the Charter of the Corporation to fix by resolution or resolutions the designations and certain of the powers, preferences and rights of shares of the several series of Cumulative Preferred Stock of the
Corporation:

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5
of the Charter of the Corporation is hereby amended in its entirety to read as follows:

           "90 000 shares of the Cumulative Preferred Stock shall
be a
     series of said Cumulative Preferred Stock designated as the
4.40%
     Cumulative Preferred Stock; 40 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the 4.80% Cumulative Preferred Stock, Series B; 60 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the 4.50% Cumulative Preferred
Stock,
     Series C; 50 000 shares of the Cumulative Preferred Stock
shall be a
     series of the Cumulative Preferred Stock designated as the
$6.28
     Cumulative Preferred Stock, Series D; 50 000 shares of the
Cumulative
     Preferred Stock shall be a series of the Cumulative Preferred
Stock
     designated as the $7.36 Cumulative Preferred Stock, Series E;
50 000
     shares of the Cumulative Preferred Stock shall be a series of the
     Cumulative Preferred Stock designated as the $9.64 Cumulative Preferred Stock, Series F; 50 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock designated as the $8.80 Cumulative Preferred Stock, Series G; and 50 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative
     Preferred Stock designated as the $7.92 Cumulative Preferred
Stock,
     Series H."

     AND FURTHER RESOLVED, that Section 1.5 of the Charter of the
Corporation is hereby amended to add the following additional paragraph F to subdivision (4):

           "F. The following is a statement of the powers, preferences and rights of the $7.92 Cumulative Preferred Stock, Series H, to the
     extent not set forth elsewhere herein:

                (a) The annual rate of dividends payable on shares of such series shall be $7.92, and the date from which dividends shall be cumulative on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be April 19, 1972;

                (b) Before April 1, 1977, no shares of such series may be
           redeemed directly or indirectly with or in anticipation of (i)
           moneys borrowed at an interest cost to the Corporation of less than 7.90% a year or (ii) the proceeds of preferred stock sold by the Corporation at a price per share (exclusive of accrued dividends) the division of which into the annual dollar dividend rate per share of such stock produces a quotient of less than
           7.90%. Otherwise the shares of such series may be redeemed, as a whole or in part, by the Corporation at any time or from time to time;

                (c) The redemption price for shares of such series shall be
           $109.46 per share if redeemed on or before April 1, 1977;
           $107.48 per share if redeemed thereafter and on or before
           April 1, 1982; $105.50 per share if redeemed thereafter and on or before April 1, 1987; and $103.52 per share if redeemed after
           April 1, 1987;

                (d) The amount payable on shares of such series in the
           event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be an amount per share equal to the then current redemption price thereof, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution or winding up of the
           affairs of the Corporation shall be the par value thereof;

                (e) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the
           Corporation of any class or of any series of any class;
and

                (f) The shares of such series shall not have any powers,
           preferences and rights other than as set forth in the Charter of the Corporation."

     IN WITNESS WHEREOF, J. D. Gorman, Vice President, and John B.
Sabel,
Secretary, of Monongahela Power Company, acting for and on behalf of the
Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 12th day of April, 1972.


                                          MONONGAHELA POWER COMPANY


                                               By   J. D. GORMAN
                                                         Vice
President


                                               By   JOHN B. SABEL
                                                         Secretary

[CORPORATE SEAL]















UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                                     for

                          MONONGAHELA POWER COMPANY

filed in this office on the 13th day of April A. D. 1972 and recorded on
Roll B 800, Frame 1129 of the Records of Incorporations.


[SEAL]                               WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 13th day
of April
                                     A. D. 1972


                                          TED W. BROWN
                                          Ted W. Brown
                                          Secretary of State




































[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     F. J. McAlary, Vice President, and John B. Sabel, Secretary, of
Monongahela Power Company, an Ohio corporation, do hereby certify that the following resolutions were adopted by the Board of Directors of the Corporation at a meeting duly called and held on November 8, 1973, pursuant to the authority granted to said Board in the third paragraph of
Section 1.5 of the Charter of the Corporation to fix by resolution or resolutions the designations and certain of the powers, preferences and rights of shares of the several series of Cumulative Preferred Stock of the Corporation:

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5
of the Charter of the Corporation is hereby amended in its entirety to read as follows:

           "90 000 shares of the Cumulative Preferred Stock shall
be a
     series of said Cumulative Preferred Stock designated as the
4.40%
     Cumulative Preferred Stock; 40 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the 4.80% Cumulative Preferred Stock, Series B; 60 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the 4.50% Cumulative Preferred
Stock,
     Series C; 50 000 shares of the Cumulative Preferred Stock
shall be a
     series of the Cumulative Preferred Stock designated as the
$6.28
     Cumulative Preferred Stock, Series D; 50 000 shares of the
Cumulative
     Preferred Stock shall be a series of the Cumulative Preferred
Stock
     designated as the $7.36 Cumulative Preferred Stock, Series E;
50 000
     shares of the Cumulative Preferred Stock shall be a series of the
     Cumulative Preferred Stock designated as the $9.64 Cumulative Preferred Stock, Series F; 50 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock designated as the $8.80 Cumulative Preferred Stock, Series G; 50 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative
     Preferred Stock designated as the $7.92 Cumulative Preferred
Stock,
     Series H; and 100 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $7.92
     Cumulative Preferred Stock, Series I."

     AND FURTHER RESOLVED, that Section 1.5 of the Charter of the
Corporation is hereby amended to add the following additional paragraph G to subdivision (4):

           "G. The following is a statement of the powers, preferences and rights of the $7.92 Cumulative Preferred Stock, Series I, to the
     extent not set forth elsewhere herein:

                (a) The annual rate of dividends payable on shares of such series shall be $7.92, and the date from which dividends shall be cumulative on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be November 16, 1973;

                (b) Before November 1, 1978, no shares of such series may
           be redeemed directly or indirectly with or in anticipation of
           (i) moneys borrowed at an interest cost to the Corporation of less than 7.90% a year or (ii) the proceeds of preferred stock sold by the Corporation at a price per share (exclusive of accrued dividends) the division of which into the annual dollar dividend rate per share of such stock produces a quotient of less than 7.90%. Otherwise the shares of such series may be redeemed, as a whole or in part, by the Corporation at any time or from time to time;

                (c) The redemption price for shares of such series shall be
           $109.458 per share if redeemed on or before November 1, 1978;
           $107.478 per share if redeemed thereafter and on or before
           November 1, 1983; $105.498 per share if redeemed thereafter and on or before November 1, 1988; and $103.518 per share if redeemed after November 1, 1988;

                (d) The amount payable on shares of such series in the
           event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be an amount per share equal to the then current redemption price thereof, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution or winding up of the
           affairs of the corporation shall be the par value thereof;

                (e) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the
           Corporation of any class or of any series of any class;
and

                (f) The shares of such series shall not have any powers,
           preferences and rights other than as set forth in the Charter of the Corporation."

     IN WITNESS WHEREOF, F. J. McAlary, Vice President, and John B.
Sabel,
Secretary, of Monongahela Power Company, acting for an on behalf of the
Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 9th day of November, 1973.


                                          MONONGAHELA POWER COMPANY


                                               By   F. J. McAlary
                                                         Vice
President


                                               By   John B. Sabel
                                                         Secretary

[CORPORATE SEAL]













UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct of the

                          CERTIFICATE OF AMENDMENT

                      TO THE ARTICLES OF INCORPORATION

                                     OF

                          MONONGAHELA POWER COMPANY

filed in this office on the 12th day of November A.D. 1973 and recorded on
Roll B922, Frame 1795 of the Records of Incorporations.


[SEAL]                                    WITNESS my hand and
offcial seal
                                          at Columbus, Ohio, this
12th day
                                          of November A.D. 1973.


                                               TED W. BROWN
                                               TED W. BROWN
                                               Secretary of State


































[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     D. E. Hollen, Executive Vice President and General Manager, and Paul
G. Spiker, Assistant Secretary, of Monongahela Power Company, an
Ohio
corporation, do hereby certify that on May 12, 1975, the following resolution was adopted in a writing approved and signed as specified in
Section 1701.54 of the Revised Code of Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

           'The total number of shares of all classes of stock which the
     Corporation shall have authority to issue is 3 500 000, of which
     540 000 shares of the par value of $100 each shall be Cumulative
     Preferred Stock, issuable in series as hereinafter provided, and
     2 960 000 shares of the par value of $50 each shall be Common
Stock.
     The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, D. E. Hollen, Executive Vice President and General Manager, and Paul G. Spiker, Assistant Secretary of
Monongahela
Power Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 15th day of May, 1975.


                                          MONONGAHELA POWER COMPANY


                                               BY   D. E. Hollen
                                                    Executive Vice
President
                                                    and General
Manager

[CORPORATE SEAL]

                                               BY   Paul G. Spiker
                                                    Assistant
Secretary

















     United States of America

           State of Ohio,

Office of the Secretary of State


     I, Ted W. Brown, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                              to the Charter of

                          Monongahela Power Company

filed in this office on the 15th day of May A. D. 1975, and recorded on
Roll E-060 Frame 1370 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio this 15th day of
May A. D. 1975.


                                          Ted W. Brown
                                          Ted W. Brown
                                          Secretary of State

[SEAL]


































CONFORMED COPY


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     D. E. Hollen, Executive Vice President and General Manager, and
Paul G. Spiker, Assistant Secretary, of Monongahela Power Company, an Ohio corporation, do hereby certify that on November 22, 1976, the following resolution was adopted in a writing approved and signed as specified in
Section 1701.54 of the Revised Code of Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

           'The total number of shares of all classes of stock which the
     Corporation shall have authority to issue is 3 650 000, of which
     690 00 shares of the par value of $100 each shall be Cumulative
     Preferred Stock, issuable in series as hereinafter provided, and shares of the par value of $50 each shall be Common Stock.
The
     authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, D. E. Hollen, Executive Vice President and General Manager, and Paul G. Spiker, Assistant Secretary of
Monongahela
Power Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 23rd day of November, 1976.


                                          MONONGAHELA POWER COMPANY


                                               BY   D. E. Hollen
                                                    Executive Vice
President
                                                    and General
Manager

[CORPORATE SEAL]

                                               BY   Paul G. Spiker
                                                    Assistant
Secretary

















     United States of America

           State of Ohio,

Office of the Secretary of State


     I, Ted W. Brown, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                              to the Charter of

                          Monongahela Power Company

filed in this office on the 23rd day of November A. D. 1976, and recorded on Roll E-216 Frame 0912 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio this 23rd day of
November A. D. 1976.


                                               Ted W. Brown
                                               Ted W. Brown
                                               Secretary of State

[SEAL]


































[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     F. J. McAlary, Vice President, and Paul G. Spiker, Assistant Secretary, of Monongahela Power Company, an Ohio corporation, do hereby certify that the following resolutions were adopted by the Board of Directors of the Corporation at a meeting duly called and held on December 2, 1976, pursuant to the authority granted to said Board in the third paragraph of Section 1.5 of the Charter of the Corporation to fix by resolution or resolutions the designations and certain of the powers, preferences and rights of shares of the several series of Cumulative
Preferred Stock of the Corporation:

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5
of the Charter of the Corporation is hereby amended in its entirety to read as follows:

           "90,000 shares of the Cumulative Preferred Stock shall
be a
     series of said Cumulative Preferred Stock designated as the
4.40%
     Cumulative Preferred Stock; 40 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the 4.80% Cumulative Preferred Stock, Series B; 60 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the 4.50% Cumulative Preferred
Stock,
     Series C; 50 000 shares of the Cumulative Preferred Stock
shall be a
     series of the Cumulative Preferred Stock designated as the
$6.28
     Cumulative Preferred Stock, Series D; 50 000 shares of the
Cumulative
     Preferred Stock shall be a series of the Cumulative Preferred
Stock
     designated as the $7.36 Cumulative Preferred Stock, Series E;
50 000
     shares of the Cumulative Preferred Stock shall be a series of the
     Cumulative Preferred Stock designated as the $9.64 Cumulative Preferred Stock, Series F; 50 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the $8.80 Cumulative Preferred Stock, Series G; 50 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the $7.92 Cumulative Preferred
Stock,
     Series H; 100 000 shares of the Cumulative Preferred Stock shall be
     a series of the Cumulative Preferred Stock designated as the
$7.92
     Cumulative Preferred Stock, Series I; and 150 000 shares of the
     Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $8.60 Cumulative Preferred
Stock,
     Series J."

     AND FURTHER RESOLVED, that Section 1.5 of the Charter of the
Corporation is hereby amended to add the following additional paragraph H to subdivision (4):

           "H. The following is a statement of the powers, preferences and rights of the $8.60 Cumulative Preferred Stock, Series J, to the
     extent not set forth elsewhere herein:

                (a) The annual rate of dividends payable on shares of such series shall be $8.60, and the date from which dividends shall be cumulative on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be December 9, 1976;

                (b) Before December 1, 1981, no shares of such series may
           be redeemed directly or indirectly with or in anticipation of
           (i) moneys borrowed at an interest cost to the Corporation of less than 8.59% a year or (ii) the proceeds of preferred stock sold by the Corporation at a price per share (exclusive of accrued dividends) the division of which into the annual dollar dividend rate per share of such stock produces a quotient of less than 8.59%. Otherwise the shares of such series may be redeemed, as a whole or in part, by the Corporation at any time or from time to time;

                (c) The redemption price for shares of such series shall be
           $109.78 per share if redeemed on or before December 1, 1981;
           $107.63 per share if redeemed thereafter and on or before
           December 1, 1986; $105.48 per share if redeemed thereafter and on or before December 1, 1991, and $103.33 per share if redeemed after December 1, 1991;

                (d) The amount payable on shares of such series in the
           event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be an amount per share equal to the then current redemption price thereof, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution, or winding up of the affairs of the Corporation shall be the par value thereof;

                (e) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the
           Corporation of any class or of any series of any class;
and

                (f) The shares of such series shall not have any powers,
           preferences and rights other than as set forth in the Charter of the Corporation."

     IN WITNESS WHEREOF, F. J. McAlary, Vice President, and Paul G. Spiker, Assistant Secretary, of Monongahela Power Company, acting for and on behalf of the Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 2nd day of December
1976.


                                          MONONGAHELA POWER COMPANY


                                               By   F. J. McALARY
                                                         Vice
President


                                               By   PAUL G. SPIKER
                                                         Assistant
Secretary
[CORPORATE SEAL]










     UNITED STATES OF AMERICA,

           STATE OF OHIO,

OFFICE OF THE SECRETARY OF STATE.

     I, TED W. BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the Certificate of Amendment to the Articles of Incorporation of Monongahela Power Company filed in this office on the 3rd day of December A.D. 1976 and recorded on Roll
E219, Frame 1045 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio, this 3rd day of
December A.D. 1976.

                                          TED W. BROWN
                                          Secretary of State

[SEAL]






                           STATE OF WEST VIRGINIA
                                 Certificate


     I, JAMES R. MCCARTNEY, Secretary of State of the State of West Virginia, hereby certify that Monongahela Power Company, a corporation organized and existing under and by virtue of the laws of the State of
Ohio, which was heretofore duly authorized to hold property and transact business in the State of West Virginia by a certificate of authority issued thereto by my said office on the 17th day of December, 1965, has this day presented to me in my said office a duly certified copy of a certificate of amendment of its certificate of incorporation, filed in the
Office of the Secretary of State of the State of Ohio on the 3rd day of
December, 1976, which said certified copy of said amendment has been duly filed and made a part of the original records now on file in my said office.

     Given under my hand and the Great Seal of the said State at the City of Charleston, this third day of December, 1976.

[SEAL]


                                          JAMES R. MCCARTNEY
                                               Secretary of State.












[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     D. E. Hollen, Executive Vice President and General Manager, and Paul
G. Spiker, Assistant Secretary, of Monongahela Power Company, an Ohio corporation, do hereby certify that on April 17, 1978, the following resolution was adopted in a writing approved and signed as specified in
Section 1701.54 of the Revised Code of Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

           'The total number of shares of all classes of stock which the
     Corporation shall have authority to issue is 4 650 000, of which
     690 000 shares of the par value of $100 each shall be Cumulative
     Preferred Stock, issuable in series as hereinafter provided, and
     3 960 000 shares of the par value of $50 each shall be Common
Stock.
     The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, D. E. Hollen, Executive Vice President and General Manager, and Paul G. Spiker, Assistant Secretary of
Monongahela
Power Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 26th day of April, 1978.


                                          MONONGAHELA POWER COMPANY


                                               BY   D. E. Hollen
                                                    Executive Vice
President
                                                    and General
Manager

[CORPORATE SEAL]

                                               BY   Paul G. Spiker
                                                    Assistant
Secretary

















     United States of America
           State of Ohio,
Office of the Secretary of State


     I, Ted W. Brown, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                              to the Charter of

                          Monongahela Power Company

filed in this office on the 26th day of April A. D. 1978, and recorded on
Roll E-410 Frame 1088 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio this 26th day of
April A. D. 1978.


                                          Ted W. Brown
                                          Ted W. Brown
                                          Secretary of State

[SEAL]



































[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     D. E. Hollen, President, and Paul G. Spiker, Assistant
Secretary, of
Monongahela Power Company, an Ohio corporation, do hereby certify that on
May 1, 1981, the following resolution was adopted in a writing approved and signed as specified in Section 1701.54 of the Revised Code of
Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

           'The total number of shares of all classes of stock which the
     Corporation shall have authority to issue is 6 150 000, of which
     690 000 shares of the par value of $100 each shall be Cumulative
     Preferred Stock, issuable in series as hereinafter provided, and
     5 460 000, shares of the par value of $50 each shall be Common
Stock.
     The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, D. E. Hollen, President, and Paul G.
Spiker,
Assistant Secretary, of Monongahela Power Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 4th day of May,
1981.


                                          MONONGAHELA POWER COMPANY


                                               BY   D. E. Hollen
                                                         President

[CORPORATE SEAL]

                                               BY   Paul G. Spiker
                                                         Assistant
Secretary



















     United States of America

           State of Ohio,

Office of the Secretary of State


     I, Anthony J. Celebrezze, Jr., Secretary of State of the State of
Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of State, and found to be true and correct, of the

                          Certificate of Amendment

                              to the Charter of

                          Monongahela Power Company

filed in this office on the 4th day of May A. D. 1981, and recorded on
Roll E-899 Frame 1139 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio this 4th day of
May A. D. 1981.


                                          Anthony J. Celebrezze,
Jr.,
                                          Anthony J. Celebrezze,
Jr.,
                                               Secretary of State

[SEAL]


































[CONFORMED COPY]


                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     D. E. Hollen, President, and Paul G. Spiker, Assistant
Secretary, of
Monongahela Power Company, an Ohio corporation, do hereby certify that on
June 18, 1981, the following resolution was adopted in a writing approved and signed as specified in Section 1701.54 of the Revised Code of
Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

           'The total number of shares of all classes of stock which the
     Corporation shall have authority to issue is 6 400 000, of which
     940 000 shares of the par value of $100 each shall be Cumulative
     Preferred Stock, issuable in series as hereinafter provided, and
     5 460 000 shares of the par value of $50 each shall be Common
Stock.
     The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, D. E. Hollen, President, and Paul G.
Spiker,
Assistant Secretary, of Monongahela Power Company, acting for and on behalf of said Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 18th day of June,
1981.


                                          MONONGAHELA POWER COMPANY


                                               BY   D. E. Hollen
                                                         President

[CORPORATE SEAL]

                                               BY   Paul G. Spiker
                                                         Assistant
Secretary





















     United States of America

           State of Ohio,

Office of the Secretary of State


     I, Anthony J. Celebrezze, Jr., Secretary of State of the State of
Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of State, and found to be true and correct, of the

                          Certificate of Amendment

                              to the Charter of

                          Monongahela Power Company

filed in this office on the 18th day of June A. D. 1981, and recorded on
Roll E-919 Frame 0587 of the Records of Incorporations.

     WITNESS my hand and official seal at Columbus, Ohio this 18th day of
June A. D. 1981.


                                          Anthony J. Celebrezze,
Jr.,
                                          Anthony J. Celebrezze,
Jr.,
                                               Secretary of State

[SEAL]

































                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     D. E. Hollen, President, and Paul G. Spiker, Assistant
Secretary, of
Monongahela Power Company, an Ohio corporation (the Corporation), do hereby certify that the following resolutions were adopted by the Board of
Directors of the Corporation at a meeting duly called and held on June 25,
1981, pursuant to the authority granted to said Board in the third paragraph of Section 1.5 of the Charter of the Corporation to fix by resolution or resolutions the designations and certain of the powers, preferences and rights of shares of the several series of Cumulative
Preferred Stock of the Corporation:

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5
of the Charter of the Corporation is hereby amended in its entirety to read as follows:

           "90 000 shares of the Cumulative Preferred Stock shall
be a
     series of said Cumulative Preferred Stock designated as the
4.40%
     Cumulative Preferred Stock; 40 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the 4.80% Cumulative Preferred Stock, Series B; 60 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the 4.50% Cumulative Preferred
Stock,
     Series C; 50 000 shares of the Cumulative Preferred Stock
shall be a
     series of the Cumulative Preferred Stock designated as the
$6.28
     Cumulative Preferred Stock, Series D; 50 000 shares of the
Cumulative
     Preferred Stock shall be a series of the Cumulative Preferred
Stock
     designated as the $7.36 Cumulative Preferred Stock, Series E;
50 000
     shares of the Cumulative Preferred Stock shall be a series of the
     Cumulative Preferred Stock designated as the $9.64 Cumulative Preferred Stock, Series F; 50 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the $8.80 Cumulative Preferred Stock, Series G; 50 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the $7.92 Cumulative Preferred
Stock,
     Series H; 100 000 shares of the Cumulative Preferred Stock shall be
     a series of the Cumulative Preferred Stock designated as the
$7.92
     Cumulative Preferred Stock, Series I; 150 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $8.60 Cumulative Preferred
Stock,
     Series J; and 250 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $15
     Cumulative Preferred Stock, Series K."

     AND FURTHER RESOLVED, that Section 1.5 of the Charter of the
Corporation is hereby amended to add the following additional paragraph I to subdivision (4):

           "I. The following is a statement of the powers, preferences and rights of the $15 Cumulative Preferred Stock, Series K, to the extent not set forth elsewhere herein:

                (a) The annual rate of dividends payable on shares of such series shall be $15.00, and the date from which dividends shall be cumulative on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be July 2, 1981;


                (b) Before July 1, 1986, no shares of such series may be
           redeemed directly or indirectly with or in anticipation of (i)
           moneys borrowed at an interest cost to the Corporation of less than 15.041% a year or (ii) the proceeds of preferred stock sold by the Corporation where the division of the annual dollar dividend rate per share of such stock by the price received by the Corporation per share of such stock (exclusive of accrued dividends and after deducting from such price the amount per share of any compensation paid by the Corporation for the sale, underwriting or purchase of such shares by underwriters or dealers or others performing similar services) produces a
           quotient of less than 15.041%. Otherwise the shares of such series may be redeemed, as a whole or in part, by the Corporation at any time or from time to time;

                (c) The redemption price for shares of such series, other
           than shares redeemed pursuant to subparagraph (d) hereof, shall be $115.00 per share if redeemed on or before July 1, 1986;
           $111.25 per share if redeemed thereafter and on or before
           July 1, 1991; $107.50 per share if redeemed thereafter and on or before July 1, 1996; and $103.75 per share if redeemed after
           July 1, 1996 (together, in each case, as provided in the Charter of the Corporation, with an amount, in the case of each share, computed at the rate of $15.00 per annum from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon);

                (d) Shares of such series shall be entitled to the benefits of a sinking fund as follows:

                     (i) So long as any shares of such series are
                outstanding, the Corporation shall, as a sinking
fund for
                the retirement of shares of such series, redeem,
out of
                funds legally available therefor, 12 500 shares of
such
                series on July 1 in each year, commencing with
1987, in
                each case at $100.00 per share (together, in each
case, as
                provided in the Charter of the Corporation, with an
amount,
                in the case of each share, computed at the rate of
$15.00
                per annum from the date on which dividends on such share
                became cumulative to and including the date of redemption, less the aggregate of all dividends theretofore paid
                thereon). The Corporation shall have the option also on
                July 1 in each year, commencing with 1987, to redeem up to an additional 12 000 shares of such series in each case at
                $100.00 per share (together, in each case, as provided in
                the Charter of the Corporation, with an amount, in the case of each share, computed at the rate of $15.00 per annum
                from the date on which dividends on such share became
                cumulative to and including the date of redemption, less
                the aggregate of all dividends theretofore paid thereon);
                the right to redeem such additional shares in each year
                shall be noncumulative;

                     (ii) All redemptions pursuant to this
subparagraph (d)
                shall be made in accordance with subdivision (8) of Section
                1.5 of the Charter of the Corporation. Shares of such
                series theretofore redeemed or otherwise acquired by the
                Corporation which have not been previously credited against the mandatory sinking fund requirement set forth in this
                subparagraph (d) may, at the election of the Corporation,
                be credited against, and shall to the extent thereof
                relieve the Corporation from, the mandatory sinking fund
                requirement set forth in this subparagraph (d); and

                     (iii) If the Corporation should for any reason fail to
                meet the mandatory sinking fund requirement set forth in
                this subparagraph (d), the mandatory sinking fund requirement for the next year shall be increased by the
                amount of the deficiency, and, so long as any shares of
                such series shall remain outstanding, in no event shall any dividends, whether in cash or property, be paid or declared, or any distribution made, on any stock
(in this
                subdivision called "junior stock") of the Corporation
                ranking junior to the Cumulative Preferred Stock as to
                dividends or assets nor shall any shares of any junior
                stock be purchased, redeemed or otherwise acquired for
                value by the Corporation or any subsidiary of the Corporation unless the Corporation shall have redeemed,
                pursuant to this subparagraph (d), the number of shares of such series required to have been theretofore redeemed
                pursuant to subparagraph (d) (i) hereof (after adjustment
                for any credit pursuant to subparagraph (d) (ii) hereof but without reference to any provision of subparagraph
(d) (i)
                hereof which limits the requirement to make such redemption), but a deficiency in meeting the sinking fund
                requirements shall have no other consequences. The provisions of this subparagraph (d) (iii) shall not,
                however, apply to any dividend or distribution payable or
                made in any junior stock, or to any acquisition of shares
                of any junior stock in exchange for shares of any other
                junior stock;

                (e) The amount payable on shares of such series in the
           event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be an amount per share equal to the then current redemption price thereof set forth in subparagraph (c) hereof, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution, or winding up of the affairs of the
Corporation
           shall be the par value thereof (together, in each case, as provided in the Charter of the Corporation, with an amount, in the case of each share, computed at the rate of $15.00 per annum from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon);

                (f) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the
           Corporation of any class or of any series of any class;
and

                (g) The shares of such series shall not have any powers,
           preferences and rights other than as set forth in the Charter of the Corporation."

     IN WITNESS WHEREOF, D. E. Hollen, President, and Paul G.
Spiker,
Assistant Secretary, of Monongahela Power Company, acting for and on behalf of the Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 25th day of June, 1981.


                                          MONONGAHELA POWER COMPANY


                                               By   D. E. HOLLEN
                                                         President

                                               By   PAUL G. SPIKER
                                                         Assistant
Secretary

[CORPORATE SEAL]





















































UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, ANTHONY J. CELEBREZZE, JR., Secretary of State of the State of
Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of State, and found to be true and correct, of the

                          Certificate of Amendment
                        to Articles of Incorporation

                                     of

                          MONONGAHELA POWER COMPANY
                         (Ohio corporation, #111552)

filed in this office on the 25th day of June A. D. 1981 and recorded on
Roll E922, Frame 1796 of the Records of Incorporations.


[SEAL]                               WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 25th day
of June
                                     A. D. 1981


                                          ANTHONY J. CELEBREZZE,
JR.
                                          Anthony J. Celebrezze,
Jr.
                                          Secretary of State

































                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     D. E. Hollen, President, and B. A. Hitchcock, Assistant
Secretary, of
Monongahela Power Company, an Ohio corporation (the Corporation), do hereby certify that the following resolutions were adopted by the Board of
Directors of the Corporation at a meeting duly called and held on October 2, 1986, pursuant to the authority granted to said Board in the third paragraph of Section 1.5 of the Charter of the Corporation to fix by resolution or resolutions the designations and certain of the powers, preferences and rights of shares of the several series of Cumulative
Preferred Stock of the Corporation.

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5
of the Charter of the Corporation is hereby amended in its entirety to read as follows:

           "90 000 shares of the Cumulative Preferred Stock shall
be a
     series of said Cumulative Preferred Stock designated as the
4.40%
     Cumulative Preferred Stock; 40 000 of the Cumulative Preferred
Stock
     shall be a series of the Cumulative Preferred Stock designated as the
     4.80% Cumulative Preferred Stock, Series B; 60 000 shares of the
     Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.50% Cumulative Preferred
Stock,
     Series C; 50 000 shares of the Cumulative Preferred Stock
shall be a
     series of the Cumulative Preferred Stock designated as the
$6.28
     Cumulative Preferred Stock, Series D; 50 000 shares of the
Cumulative
     Preferred Stock shall be a series of the Cumulative Preferred
Stock
     designated as the $7.36 Cumulative Preferred Stock, Series E;
50 000
     shares of Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $9.64 Cumulative Preferred Stock, Series F; 50 000 shares of the Cumulative
Preferred
     Stock shall be a series of the Cumulative Preferred Stock
designated
     as the $8.80 Cumulative Preferred Stock, Series G; 50 000
shares of
     the Cumulative Preferred Stock shall be a series of the
Cumulative
     Preferred Stock designated as the $7.92 Cumulative Preferred
Stock,
     Series H; 100 000 shares of the Cumulative Preferred Stock shall be
     a series of the Cumulative Preferred Stock designated as the
$7.92
     Cumulative Preferred Stock, Series I; 150 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $8.60 Cumulative Preferred
Stock,
     Series J; and 250 000 shares of the Cumulative Preferred Stock shall be authorized but unissued shares and which may hereafter be reclassified and reissued by the Board of Directors in the same
     manner as any other authorized and unissued shares of Cumulative
     Preferred Stock.

     AND FURTHER RESOLVED, that paragraph I of subdivision (4) of Section
1.5 of the Charter of the Corporation is hereby deleted, cancelled and removed from said Charter.

     IN WITNESS WHEREOF, D. E. Hollen, President, and B. A.
Hitchcock,
Assistant Secretary, of Monongahela Power Company, acting for and on behalf of the Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 31st day of October, 1986.


                                          MONONGAHELA POWER COMPANY


                                               By:  D. E. Hollen
                                                         President


                                               By:  B. A. Hitchcock
                                                         Assistant
Secretary

(CORPORATE SEAL)






















































UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, SHERROD BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                                     of

                          MONONGAHELA POWER COMPANY
                            (AN OHIO CORPORATION0
                             CHARTER NO. 111552

filed in this office on the 4th day of November A. D. 1986 and recorded on
Roll G031, Frame 1191 of the Records of Incorporations.


[SEAL]                               WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 4th day
of
                                     November, A.D. 1986


                                          SHERROD BROWN
                                          Sherrod Brown
                                          Secretary of State

































                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     B. H. Hayes, President, and C. S. Mullett, Secretary, of
Monongahela
Power Company, an Ohio corporation, do hereby certify that on June
4,
1987, the following resolution was adopted in a writing approved and signed as specified in Section 1701.54 of the Revised Code of Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

           'The total number of shares of all classes of stock which the
     Corporation shall have authority to issue is 7 940 000, of which
     940 000 shares of the par value of $100 each shall be Cumulative
     Preferred Stock, issuable in series as hereinafter provided, and
     7 000 000 shares of the par value of $50 each shall be Common
Stock.
     The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, B. H. Hayes, President, and C. S. Mullett, Secretary, of Monongahela Power Company, acting for and on behalf of said
Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 5th day of February, 1988.


                                          MONONGAHELA POWER COMPANY


                                               BY   B. H. Hayes
                                                         President

[CORPORATE SEAL]

                                               BY   C. S. Mullett
                                                         Secretary























UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, SHERROD BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                                     of

                          MONONGAHELA POWER COMPANY
                            (AN OHIO CORPORATION0
                             CHARTER NO. 111552

filed in this office on the 9th day of February A. D. 1988 and recorded on
Roll G335, Frame 0490 of the Records of Incorporations.


[SEAL]                               WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 9th day
of
                                     February, A.D. 1988


                                          SHERROD BROWN
                                          Sherrod Brown
                                          Secretary of State

































                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     B. H. Hayes, President, and C. S. Mullett, Secretary, of
Monongahela
Power Company, an Ohio corporation, do hereby certify that on June
4,
1987, the following resolution was adopted in a writing approved and signed as specified in Section 1701.54 of the Revised Code of Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows:

           'The total number of shares of all classes of stock which the
     Corporation shall have authority to issue is 7 940 000, of which
     940 000 shares of the par value of $100 each shall be Cumulative
     Preferred Stock, issuable in series as hereinafter provided, and
     7 000 000 shares of the par value of $50 each shall be Common
Stock.
     The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, B. H. Hayes, President, and C. S. Mullett, Secretary, of Monongahela Power Company, acting for and on behalf of said
Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this 5th day of February, 1988.


                                          MONONGAHELA POWER COMPANY


                                               BY   B. H. Hayes
                                                         President

[CORPORATE SEAL]

                                               BY   C. S. Mullett
                                                         Secretary























UNITED STATES OF AMERICA,
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE.


     I, SHERROD BROWN, Secretary of State of the State of Ohio, do hereby certify that the foregoing is an exemplified copy, carefully compared by me with the original record now in my official custody as Secretary of
State, and found to be true and correct, of the

                          Certificate of Amendment

                                     of

                          MONONGAHELA POWER COMPANY
                            (AN OHIO CORPORATION0
                             CHARTER NO. 111552

filed in this office on the 9th day of February A. D. 1988 and recorded on
Roll G335, Frame 0490 of the Records of Incorporations.


[SEAL]                               WITNESS my hand and official
seal at
                                     Columbus, Ohio, this 9th day
of
                                     February, A.D. 1988


                                          SHERROD BROWN
                                          Sherrod Brown
                                          Secretary of State

































                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY


     B. H. Hayes, President, and C. S. Mullett, Secretary, of
Monongahela
Power Company, an Ohio corporation, do hereby certify that on February 6,
1992, the following resolution was adopted in a writing approved and signed as specified in Section 1701.54 of the Revised Code of Ohio:

           "RESOLVED, that the second paragraph of Section 1.5 of the
     Charter of Monongahela Power Company, an Ohio corporation, is hereby amended in its entirety to read as follows: 'The total number of shares of all classes of stock which the Corporation shall have authority to issue is 9 500 000, of which 1 500 000 shares of the par value of $100 each shall be Cumulative Preferred Stock, issuable in series as hereinafter provided, and 8 000 000 shares of the par value of $50 each shall be Common Stock. The authorized number of shares without par value of the Corporation is none.'"

     IN WITNESS WHEREOF, B. H. Hayes, President, and C. S. Mullett, Secretary, of Monongahela Power Company, acting for and on behalf of said
Corporation, have hereunto subscribed their names and caused the seal of said Corporation to be affixed this the 31st day of March, 1992.


                                          MONONGAHELA POWER COMPANY


                                               By   B. H. HAYES
                                                         President

[CORPORATE SEAL]

                                               By   C. S. MULLETT
                                                         Secretary

























                              THE STATE OF OHIO

                                  BOB TAFT
                             Secretary of State

                                   111552



                                 CERTIFICATE


It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: AMD TIC INC of: MONONGAHELA
POWER
COMPANY.


UNITED STATES OF AMERICA
STATE OF OHIO
OFFICE OF THE SECRETARY OF STATE

                          Recorded on Roll H345 at Frame 1792 of
the
                          Records of Incorporation and
Miscellaneous
                          Filings.


                          Witness my hand and the seal of the
Secretary of
                          State at Columbus, Ohio, this 30th day of
April,
                          A.D. 1992.


                                     BOB TAFT
                                     Bob Taft
                                     Secretary of State




























                          CERTIFICATE OF AMENDMENT

                              TO THE CHARTER OF

                          MONONGAHELA POWER COMPANY

     B. H. Hayes, President, and C. S. Mullett, Secretary, of
Monongahela Power Company,
an Ohio Corporation (the Corporation), do hereby certify that on December 13, 1993, the following resolutions were adopted in a writing approved and signed as specified in Section
1701.54 of the Revised Code of Ohio:

                RESOLVED, that the second paragraph of subdivision
(1) of Section
     1.5 of the Charter of the Corporation is hereby amended in its entirety to read as follows:

                "90,000 shares of the Cumulative Preferred Stock shall be a series of said Cumulative Preferred Stock designated as the 4.40%
           Cumulative Preferred Stock; 40,000 shares of the
Cumulative
           Preferred Stock shall be a series of the Cumulative
Preferred Stock
           designated as the 4.80% Cumulative Preferred Stock,
Series B;
           60,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.50%
Cumulative
           Preferred Stock, Series C; 50,000 shares of the
Cumulative
           Preferred Stock shall be a series of the Cumulative
Preferred Stock
           designated as the $6.28 Cumulative Preferred Stock,
Series D;
           50,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $7.36
Cumulative
           Preferred Stock, Series E; 50,000 shares of the
Cumulative Preferred
           Stock shall be a series of the Cumulative Preferred
Stock designated
           as the $8.80 Cumulative Preferred Stock, Series G;
50,000 shares
           of the Cumulative Preferred Stock shall be a series of the Cumulative
           Preferred Stock designated as the $7.92 Cumulative
Preferred
           Stock, Series H; 100,000 shares of the Cumulative
Preferred Stock
           shall be a series of the Cumulative Preferred Stock designated as the
           $7.92 Cumulative Preferred Stock, Series I; 150,000 shares of the
           Cumulative Preferred Stock shall be a series of the Cumulative
           Preferred Stock designated as the $8.60 Cumulative
Preferred
           Stock, Series J; and 860,000 shares of the Cumulative
Preferred
           Stock shall be authorized but unissued shares and which may hereafter be reclassified and reissued by the Board of Directors in the same manner as any other authorized and unissued share of
           Cumulative Preferred Stock."

                AND FURTHER RESOLVED, that paragraph D of subdivision (4) of
     Section 1.5 of the Charter of the Corporation is hereby deleted, cancelled and removed from said Charter and that the remaining paragraphs, E, F, G and H of said subdivision be renumbered as paragraphs D, E, F and G respectively.

     IN WITNESS WHEREOF, B. H. Hayes, President, and C. S. Mullett,
Secretary, of
Monongahela Power Company, acting for and on behalf of the Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this the 14th day of December, of 1993.

                                          MONONGAHELA POWER COMPANY


                                          By:  B. H. HAYES
                                               B. H. Hayes
                                               President

[CORPORATE SEAL]
                                          By:  C. S. MULLETT
                                               C. S. Mullett
                                               Secretary







RECEIVED

December 15, 1993

BOB TAFT
Secretary of State
State of Ohio











                    CERTIFICATE OF AMENDMENT

                        TO THE CHARTER OF

                    MONONGAHELA POWER COMPANY

     B. H. Hayes, President, and C. S. Mullett, Secretary, of Monongahela Power Company, an Ohio Corporation (the Corporation), do hereby certify that the following resolutions were adopted under authority of the actions of the Board of Directors taken at the February 3, 1994 and April 28, 1994 meetings in accordance with
Section 1701.70 of the Revised Code of Ohio:

     RESOLVED, that the second paragraph of subdivision (1) of
Section 1.5 of the Charter of the Corporation is hereby amended in its entirety to read as follows:

          "90,000 shares of the Cumulative Preferred Stock shall be a series of said Cumulative Preferred Stock designated as the 4.40% Cumulative Preferred Stock; 40,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.80% Cumulative Preferred Stock, Series B; 60,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.50% Cumulative Preferred Stock, Series C; 50,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $6.28 Cumulative Preferred Stock, Series D; 50,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $7.36 Cumulative Preferred Stock, Series E; 50,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $8.80 Cumulative Preferred Stock, Series G; 50,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $7.92 Cumulative Preferred Stock, Series H; 100,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $7.92 Cumulative Preferred Stock, Series I; 150,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $8.60 Cumulative Preferred Stock, Series J; 500,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $7.73 Cumulative Preferred Stock, Series L."

     AND FURTHER RESOLVED, that Section 1.5 of the Charter of the
Corporation is hereby amended to add the following additional paragraph H to subdivision (4):

          "H. The following is a statement of the powers, preferences and rights of the $7.73 Cumulative Preferred
     Stock, Series L, to the extent not set forth elsewhere herein:

          (a) The annual rate of dividends payable on shares of such series shall be $7.73, and the date from which dividends shall be cumulative on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be May 11, 1994.

          (b)  Before August 1, 2004, no shares of such series may
          be redeemed directly or indirectly.   On and after such
          date, the Corporation may redeem the shares of such series, as a whole or in part, at any time or from time to time, at the par value thereof;

          (c) The amount payable on shares of such series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution, or winding up of the affairs of the Corporation shall be the par value thereof;

          (d) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class; and

          (e) The shares of such series shall not have any powers, preferences and rights other than as set forth in the Charter of the Corporation."


     IN WITNESS WHEREOF, B. H. Hayes, President, and C. S. Mullett, Secretary, of Monongahela Power Company, acting for and on behalf of the Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 4th day of May, of 1994.


                                        MONONGAHELA POWER COMPANY



                                        By:  B. H. HAYES
                                             B. H. Hayes
                                             President

[CORPORATE SEAL]
                                        By:  C. S. MULLETT
                                             C. S. Mullett
                                             Secretary







                    UNITED STATES OF AMERICA,
                         STATE OF OHIO,
                OFFICE OF THE SECRETARY OF STATE


     I, BOB TAFT, Secretary of State of the State of Ohio, do hereby certify that the foregoing is a true and correct copy, consisting of 2 pages, as taken from the original record now in my official custody as Secretary of State.

                              WITNESS my hand and official seal at
                              Columbus, Ohio, this 9th day of May
                              A.D. 1994
(SEAL)

                              BOB TAFT
                              Bob Taft
                              Secretary of State

                              by:  S. HENDERSON
                                   S. Henderson





























                  CERTIFICATE OF AMENDMENT

                      TO THE CHARTER OF

                  MONONGAHELA POWER COMPANY


    M. W. Bomar, Vice President, and Thomas C. Sheppard, Jr., Assistant Secretary, of Monongahela Power Company, an Ohio Corporation (the
Corporation), do hereby certify that the following resolution was adopted by the Board of Directors at its May 11, 1995 meeting in accordance with
Section 1701.70 of the Revised Code of Ohio:

        RESOLVED, that the officers of the Company are hereby authorized to amend the Articles of Incorporation of the Corporation and make the necessary filings of such amendments with the Secretary of State for the State of Ohio, to reduce the number of authorized shares of cumulative preferred stock of the Company by the number represented by the redemption of the redeemed preferred stocks;

    Accordingly, pursuant to Section 1701.73 and 1701.64 of the Revised Code of Ohio, Monongahela Power Company does hereby present the following amendments to the Charter of the Corporation under authority granted by the Resolution adopted by the Board of Directors at said May 11, 1995 meeting.

        That the second paragraph of subdivision (1) of Section 1.5 of the Charter of the Corporation is hereby amended in its entirety to read as follows:

             "90,000 shares of the Cumulative Preferred Stock shall be a series of said Cumulative Preferred Stock designated as the 4.40% Cumulative Preferred Stock; 40,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.80% Cumulative Preferred Stock, Series B; 60,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.50% Cumulative Preferred Stock, Series C; 50,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $6.28 Cumulative Preferred Stock, Series D; 500,000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $7.73 Cumulative Preferred Stock, Series L; and 760,000 shares of the Cumulative Preferred Stock shall be authorized but unissued shares of which 700,000 shares represent previously redeemed Cumulative Preferred Stock which may hereafter be reclassified and reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Cumulative Preferred Stock."

    AND FURTHER, that paragraphs C, D, E, F, and G of subdivision (4) of
Section 1.5 of the Charter of the Corporation are hereby deleted, cancelled and removed from said Charter and that the remaining paragraph, H of said subdivision be renumbered as paragraph C.

    IN WITNESS WHEREOF, M. W. Bomar, Vice President, and Thomas C. Sheppard, Jr., Assistant Secretary, of Monongahela Power Company, acting for and on behalf of the Corporation, have hereunto subscribed their names and caused the seal of the Corporation to be affixed this 20th day of September, of 1995.


                                 MONONGAHELA POWER COMPANY


                                 By:  M. W. BOMAR
                                      M. W. Bomar
                                      Vice President

[CORPORATE SEAL]
                                 By:  THOMAS C. SHEPPARD, JR.
                                      Thomas C. Sheppard, Jr.
                                      Assistant Secretary